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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

HILL INTERNATIONAL, INC. (Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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One Commerce Square
2005 Market Street, 17th Floor
Philadelphia, Pennsylvania 19103

May 17, 2017

Dear Fellow Stockholder:

You are cordially invited to attend the 2017 Annual Meeting of Stockholders (the "Annual Meeting") of Hill International, Inc. (the "Company"). The meeting will be held at Two Commerce Square, 2001 Market Street, 2nd Floor, Philadelphia, Pennsylvania on Tuesday, June 27, 2017 at 11:00 a.m. Eastern Time.

The Board of Directors is recommending a highly qualified and experienced slate of director nominees for election to the Board of Directors at the Annual Meeting. At the Annual Meeting, we will ask you to: (1) elect two directors; (2) approve the Company's 2017 Equity Compensation Plan; (3) provide an advisory vote to approve the Company's named executive officer compensation; (4) ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm; and (5) take action upon any other business as may properly come before the Annual Meeting.

The accompanying materials include the Notice of Annual Meeting of Stockholders and Proxy Statement. The Proxy Statement describes the business that we will conduct at the Annual Meeting. It also provides information about us that you should consider when you vote your shares.

On behalf of the Board of Directors, we would like to express our appreciation for your continued interest in the affairs of our Company.

Sincerely,

Paul J. Evans,
Interim Chief Executive Officer

One Commerce Square
2005 Market Street, 17th Floor
Philadelphia, Pennsylvania 19103

NOTICE OF 2017 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 27, 2017

To our Stockholders:

Hill International, Inc. (the "Company") will hold its 2017 Annual Meeting of Stockholders (the "Annual Meeting") at Two Commerce Square, 2001 Market Street, 2nd Floor, Philadelphia, Pennsylvania 19103 on Tuesday, June 27, 2017, at 11:00 a.m. Eastern Time, for the following purposes:

  1.
  To elect two directors of the Company;

  2.
  To approve the Company's 2017 Equity Compensation Plan;

  3.
  To provide an advisory vote to approve the Company's named executive officer compensation;

  4.
  To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for 2017; and

  5.
  To transact such other business as may properly come before the meeting or any and all adjournments or postponements of the meeting.

Only holders of record of common stock of the Company at the close of business on April 28, 2017 are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

It is important that your shares be represented and voted at the meeting. If you are a stockholder of record and do not plan to attend the meeting, please mark, sign, date and promptly mail the enclosed proxy card in the enclosed postage-paid envelope. You may revoke your proxy at any time before its exercise at the meeting. If you do not hold your shares of record and you do not plan to attend the meeting, please follow the instructions provided by your broker, bank or other nominee to ensure that your shares are voted.

By Order of the Board of Directors,

William H. Dengler, Jr., Corporate Secretary

May 17, 2017
Philadelphia, Pennsylvania

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY
MATERIALS FOR OUR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
ON JUNE 27, 2017

The Proxy Statement and our 2016 Annual Report to stockholders are available at our website at www.hillintl.com, in the "Investors" section.

2017 PROXY STATEMENT

This 2017 Proxy Statement (the "Proxy Statement") is furnished in connection with the solicitation of proxies by Hill International, Inc. ("Hill" or the "Company") on behalf of the Board of Directors (the "Board") for the 2017 Annual Meeting of Stockholders (the "Annual Meeting"), to be held on Tuesday, June 27, 2017, and at any meeting following adjournment or postponement of the annual meeting. We are first mailing this Proxy Statement and proxy card (including voting instructions) on or about May 17, 2017, to persons who were stockholders at the close of business on April 28, 2017, the record date for the meeting. Also, this Proxy Statement contains certain information that the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange (the "NYSE") require Hill to provide annually to stockholders.

The Annual Meeting is scheduled to begin at 11:00 a.m. Eastern Time on June 27, 2017 at Two Commerce Square, 2001 Market Street, 2nd Floor, Philadelphia, Pennsylvania 19103. Stockholders will be admitted beginning at 10:30 a.m. Eastern Time. The Board has designated Paul J. Evans and William H. Dengler to vote the shares represented by proxies at the Annual Meeting in the matter indicated by the proxies.

VOTING

Who Can Vote

You are entitled to vote at the annual meeting all shares of the Company's common stock that you held as of the close of business on April 28, 2017, the record date for voting at the Annual Meeting. On April 28, 2017, there were 51,878,215 shares of common stock outstanding. In accordance with Delaware law, a list of stockholders entitled to vote at the meeting will be available at the meeting.

Determining the Number of Votes You Have

The enclosed proxy card indicates the number of shares of common stock that you own. Each share of common stock is entitled to one vote with respect to each matter properly brought before the meeting.

How to Vote If You Are a Stockholder of Record

By Mail — Stockholders may vote their shares by signing and dating the enclosed proxy card and returning it in the postage-paid envelope provided with this Proxy Statement. Proxy cards submitted by mail must be received by the time of the Annual Meeting for your shares to be voted.

At the Annual Meeting — Only our stockholders and invited guests may attend the Annual Meeting. Refer to "How to Attend the Annual Meeting" for further information regarding admission to the Annual Meeting.

You will need to bring picture identification to the meeting. If you own shares in street name (i.e., your shares are held in street name through a broker, bank, trustee or other nominee), please bring your most recent brokerage statement, along with picture identification, to the meeting. We will use your brokerage statement to verify your ownership of common stock and admit you to the meeting. Shares held in your name as the stockholder of record may be voted by you in person at the Annual Meeting. Shares held beneficially in street name may be voted by you in person at the Annual Meeting only if you obtain a legal proxy from the broker or other agent that holds your shares giving you the right to vote the shares and only if you bring such proxy to the Annual Meeting. If you vote by proxy and also attend the Annual Meeting, you do not need to vote again at the Annual Meeting unless you wish to change your vote. Even if you plan to attend the Annual Meeting, we strongly urge you to vote in advance by proxy by signing and dating the enclosed proxy card and returning it in the postage-paid envelope provided.

For the election of directors, you can specify whether your shares should be voted for all, some or none of the nominees for director listed. Our Board urges you to use the enclosed proxy card to vote based on its recommendations, including FOR ALL of the nominees for director listed, FOR the approval of the Company's 2017 Equity Incentive Plan, FOR the advisory vote to approve the Company's named executive officers and FOR the ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for 2017.

If you submit a proxy to us without indicating instructions with respect to specific proposals, we will vote your shares consistent with the recommendations of our Board of Directors as stated in this Proxy Statement, specifically for all our nominees for director, for the approval of the Company's 2017 Equity Compensation Plan and for the advisory approval of the Company's named executive officer compensation. If any other matters are properly presented at the Annual Meeting for consideration, then the persons named on your proxy will have discretion to vote for you on those matters. As of the date of the Notice of 2017 Annual Meeting of Stockholders, we knew of no other matters to be presented at the Annual Meeting.

How to Vote If Your Shares Are Held in Street Name

If your brokerage firm, bank, broker-dealer or other similar organization is the holder of record of your shares (i.e., your shares are held in "street name"), you will receive voting instructions from the holder of record. You must follow these instructions in order for your shares to be voted. Your broker is required to vote those shares in accordance with your instructions. If you do not give instructions to your broker, your broker will not be able to vote your shares with respect to the election of directors (Proposal 1), the approval of the Company's 2017 Equity Compensation Plan (Proposal 2), or the advisory approval of the Company's named executive officer compensation (Proposal 3). Brokerage firms do, however, have the authority under applicable rules to vote shares on certain matters when their customers do not provide voting instructions, such as the ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for 2017 (Proposal 4). We urge you to instruct your broker or other nominee how to vote your shares by following those instructions.

Voting by Employees Participating in 401(k) Plan

If you are an employee of the Company and participate in the Hill International Inc. 401(k) Retirement Savings Plan (the "Plan"), the enclosed voting instruction form indicates the aggregate number of shares of common stock credited to your account as of April 28, 2017, the record date for voting at the Annual Meeting. If you timely submit your voting instructions to the Plan's trustee (the "Trustee") by following the instructions on the enclosed voting instruction form, your shares will be voted as you have directed. If you do not provide the Trustee with voting instructions, the Trustee will vote your Plan shares in the same proportion as the shares for which the Trustee receives voting instructions from other participants in the Plan. The Trustee must receive your voting instructions no later than June 23, 2017. Please note that Plan participants may vote their shares through the Trustee only and accordingly may not vote their Plan shares in person at the Annual Meeting.

Receipt of Multiple Proxy Cards

Many of our stockholders hold their shares in more than one account and may receive separate proxy cards or voting instruction forms for each of those accounts. To ensure that all of your shares are represented at the Annual Meeting, we recommend that you vote every proxy card you receive.

Revocation of Proxies

You can change your vote or revoke your proxy at any time before it is exercised at the Annual Meeting by doing any of the following: (1) you can submit a valid proxy with a later date; (2) you can notify our Secretary in writing at Secretary, Hill International, Inc., One Commerce Square, 2005 Market Street, 17th Floor, Philadelphia, Pennsylvania 19103 that you have revoked your proxy; or (3) you can vote in person by written ballot at the Annual Meeting.

Required Vote

Proposal 1: Election of Directors.    Our Board of Directors has determined that this year's election will be considered uncontested, so majority voting will apply to the election of directors at the Annual Meeting. Nominees receiving a majority of votes cast for their election will be elected as a director.

If you do not vote for a particular nominee, or if you indicate on your proxy card that you want to withhold authority to vote for a particular nominee, then your shares will not be voted for that nominee. In addition, if you hold shares of common stock through a broker-dealer, bank nominee, custodian or other securities intermediary, the intermediary will not vote those shares for the election of any nominee for director unless you give the intermediary specific voting instructions on a timely basis directing the intermediary to vote for such nominee. Abstentions and broker non-votes do not constitute a vote "for" or "withheld" as to a director.

Pursuant to our Bylaws, written notice by stockholders of qualifying nominations for election to our Board of Directors must have been received by our Secretary by March 20, 2017. We did not receive any such nominations and no other nominations for election to our Board may be made by stockholders at the Annual Meeting.

If for some reason any of the Board's director nominees are unable to serve, the persons named as proxies may vote for a substitute nominee recommended by the Board and, unless you indicate otherwise on the proxy card, your shares will be voted in favor of the Board's remaining nominees. As of the date of the Notice of 2017 Annual Meeting of Stockholders, we knew of no reason why any of the Board's nominees would be unable or for good cause unwilling to serve as a director if elected.

Proposal 2: Approval of the Company's 2017 Equity Compensation Plan.    The votes cast "for" this proposal must exceed the votes cast "against" such proposal for this proposal to pass. In addition, if you hold shares of common stock through a broker-dealer, bank nominee, custodian or other securities intermediary, the intermediary will not vote those shares either "for" or "against" the approval of the Company's 2017 Equity Compensation Plan unless you give the intermediary specific voting instructions on a timely basis directing the intermediary to vote. Abstentions and broker non-votes do not constitute a vote "for" or "against" this proposal and will be disregarded in the calculation of "votes cast."

Proposal 3: Advisory vote on the approval of the Company's named executive officer compensation.    The votes cast "for" this proposal must exceed the votes cast "against" such proposal for this proposal to pass. In addition, if you hold shares of common stock through a broker-dealer, bank nominee, custodian or other securities intermediary, the intermediary will not vote those shares either "for" or

"against" the approval of the Company's named executive officer compensation unless you give the intermediary specific voting instructions on a timely basis directing the intermediary to vote. Abstentions and broker non-votes do not constitute a vote "for" or "against" this proposal and will be disregarded in the calculation of "votes cast."

Proposal 4: Ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for 2017.    The votes cast "for" this proposal must exceed the votes cast "against" such proposal for this proposal to pass. In addition, if you hold shares of common stock through a broker-dealer, bank nominee, custodian or other securities intermediary, the intermediary may exercise discretionary authority on those shares to either "for" or "against" the ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for 2017, unless you give the intermediary specific voting instructions on a timely basis directing the intermediary to vote. Abstentions do not constitute a vote "for" or "against" this proposal and will be disregarded in the calculation of "votes cast."

Broker non-votes

A broker non-vote occurs when a beneficial owner of shares held by a broker, bank or other nominee fails to provide the record holder with specific instructions concerning how to vote on any "non-routine" matters brought to a vote at a stockholders meeting. Under the NYSE rules, "non-routine" matters include the election of directors (Proposal 1), the approval of the Company's 2017 Equity Compensation Plan (Proposal 2) and the vote, on an advisory basis, on the approval of the Company's named executive officer's compensation (Proposal 3). Under applicable rules, a brokerage firm has the authority to vote shares on certain matters when their customers do not provide voting instructions, such as the ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for 2017 (Proposal 4).

If you hold your shares in street name, it is critical that you cast your vote by instructing your bank, broker or other nominee on how to vote if you want your vote to be counted at the Annual Meeting for Proposals 1, 2 and 3. Otherwise, your bank, broker or other nominee will not be able to vote your shares on these "non-routine" matters.

How to Attend the Annual Meeting

Registered stockholders may be admitted to the meeting upon providing picture identification. If you own shares in street name (i.e., your shares are held in street name through a broker, bank, trustee or other nominee), please bring your most recent brokerage statement, along with picture identification, to the meeting. We will use your brokerage statement to verify your ownership of common stock and admit you to the meeting.

Please note that cameras, sound or video recording equipment, or other similar equipment, electronic devices, large bags or packages will not be permitted in the Annual Meeting.

Quorum

A quorum of stockholders is necessary to transact business at the 2017 Annual Meeting. A quorum exists if the holders of at least a majority of the shares of common stock entitled to vote are present either in person or by proxy at the meeting. Abstentions and broker non-votes will be counted in determining whether a quorum exists.

2017 Stockholder Proposals

At each annual meeting, stockholders are asked to elect directors to serve on the Board. The Board or stockholders may submit other proposals to be included in the proxy statement. To be considered for inclusion in the 2018 Annual Meeting Proxy Statement, stockholder proposals must meet the requirements of SEC Rule 14a-8 and must be received no later than December 29, 2017. After such date, any shareholder proposal will be considered untimely and may be excluded from consideration at the meeting. Our Bylaws provide that a stockholder may otherwise propose business for consideration or nominate persons for election to the Board, in compliance with federal proxy rules, applicable state law and other legal requirements and without seeking to have the proposal or nomination included in our proxy statement. Our Bylaws currently require that notice of such proposals or nominations for our 2018 Annual Meeting be received by us during the period from February 27, 2018 to March 29, 2018. Any such notice must satisfy the other requirements in our Bylaws applicable to such proposals and nominations.

Householding Information

SEC regulations permit the Company to send a single set of proxy materials, which includes this Proxy Statement, the Annual Report to Stockholders and the Notice of Internet Availability of Proxy Materials, to two or more stockholders that share the same address. Each stockholder will continue to receive his or her own separate proxy card. Upon written or oral request, the Company will promptly deliver a separate set of proxy materials to a stockholder at a shared address that only received a single set of proxy materials for this year. If a stockholder would prefer to receive his or her own copy, please contact William H. Dengler, Jr., Corporate Secretary, at the Company's principal executive office: One Commerce Square, 2005 Market Street, 17th Floor, Philadelphia, PA 19103; or by email addressed to hil@openboard.info. Similarly, if a stockholder would like to receive his or her own set of the Company's proxy materials in future years or if a stockholder shares an address with another stockholder and both would like to receive only a single set of the Company's proxy materials in future years, please contact Mr. Dengler.

What am I being asked to vote on and what are the Board of Directors' recommendations?

The following table lists the proposals scheduled to be voted on, the vote required for approval of each proposal and the effect of abstentions and broker non-votes:

Proposal	Board Recommendation	Vote Required	Abstentions	Broker Non-Votes	Unmarked Proxy Cards

Election of Directors (Proposal One)	FOR	Majority of votes cast	No effect	No effect	Voted "FOR"

Approval of 2017 Equity Compensation Plan (Proposal Two)	FOR	Majority of votes cast	No effect	No effect	Voted "FOR"

Advisory Vote on Compensation of Named Executive Officers (Proposal Three)	FOR	Majority of votes cast	No effect	No effect	Voted "FOR"

Ratification of the Appointment of KPMG LLP as the Company's Independent Registered Public Accounting Firm for 2017 (Proposal Four)	FOR	Majority of votes cast	No effect	No effect	Voted "FOR"

PROPOSAL 1 — ELECTION OF DIRECTORS

The Board is divided into three classes. One class is elected each year for a term of three years.

On May 2, 2017, David L. Richter decided to resign from his position as Chief Executive Officer and as a member of the Board of Directors of the Company, effective on May 3, 2017. Also effective May 3, 2017, the Board reduced its size from ten to nine members, the number of directors currently holding office.

Two directors will be elected at this Annual Meeting to serve for a three-year term expiring at our annual meeting in 2020. Upon the recommendation of the Governance and Nominating Committee, the Board has renominated Alan S. Fellheimer and Steven R. Curts to serve for terms expiring in 2020.

The persons named in the proxy card will vote such proxy "for" the election of Messrs. Fellheimer and Curts unless you indicate that your vote should be withheld. If elected, each of Messrs. Fellheimer and Curts will continue in office until his successor has been duly elected and qualified, or until the earliest of his death, resignation, retirement or removal. Messrs. Fellheimer and Curts have indicated to the Company that they will serve if elected and have consented to be named in this proxy. We do not anticipate that Messrs. Fellheimer and Curts will be unable to stand for election, but, if that happens, your proxy will be voted in favor of another person nominated by the Board upon the recommendation of the Governance and Nominating Committee.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE "FOR ALL" THE ELECTION OF MESSRS. FELLHEIMER AND CURTS AS DIRECTORS.

NOMINEES FOR DIRECTOR — TERM EXPIRING IN 2020

STEVEN R. CURTS has been a director since October 2015. Since May 2014, he has been the Chief Strategy Officer and, since November 2016, he has been the Interim Chief Information Officer for American Express Global Business Travel. Prior to that, he was a Vice President with Dell, Inc. from November 2009 to December 2013. Before that, he worked for 20 years with Perot Systems Corp. in numerous roles, including President of its Commercial Solutions Group, Vice President of Corporate Planning and Financial Operations, and Vice President of Finance. Mr. Curts received his B.B.A in accounting from Southern Methodist University. Among other things, Mr. Curts brings experience as a senior finance leader with executive roles encompassing financial operations, business development, treasury and corporate planning.  Age:  56.

ALAN S. FELLHEIMER has been a director since June 2006. He has been Chairman of the Philadelphia law firm of Fellheimer & Eichen LLP since January 2006. He was Chairman of the Board of the Pennsylvania Business Bank, a state-chartered bank, from 1998, when he founded the bank, until 2008 when the bank was sold. He also served as the bank's President and Chief Executive Officer from 1998 until 2006. From 1991 to 1998, Mr. Fellheimer was a Partner in the Philadelphia law firm of Fellheimer Eichen Braverman & Kaskey. During 1990, he was a Partner with the Philadelphia law firm of Spector Gadon & Rosen, P.C. From 1985 to 1990, Mr. Fellheimer was Chairman and Chief Executive Officer of Equimark Corp., then a New York Stock Exchange-listed bank holding company. He currently serves as a member of the Board of Trustees and Executive Committee of Gratz College, an emeritus member of the Board of Trustees of the Pennsylvania Ballet, a member of the President's Advisory Board of Temple University and a member of the Dean's Advisory Board of the School of Social Policy & Practice of the University of Pennsylvania. Mr. Fellheimer is a Trustee of the Law Foundation of Temple University and a Past Master, Past High Priest and Trustee of the Grand Lodge of Pennsylvania, AF&AM. Mr. Fellheimer earned his A.B. in liberal arts and his J.D. summa cum laude from Temple University. He is a member of the New Jersey, New York and Pennsylvania bars. Mr. Fellheimer has significant banking expertise and brings to the Company experience in leadership positions with public and non-public entities.  Age:  74.

CONTINUING DIRECTORS — TERM EXPIRING IN 2018

CAMILLE S. ANDREWS has been a director since June 2009. Since 1998, Ms. Andrews has been an Associate Dean, and since 1996 a member of the faculty, of Rutgers University School of Law at Camden. From 2007 to 2015, Ms. Andrews served as Counsel to Context Capital Partners, a private equity firm. Between 1986 and 1996, Ms. Andrews was a Partner with the law firm of Dilworth Paxson LLP, and between 2006 and 2008, she was Of Counsel to that firm, with expertise in antitrust, securities, class actions, derivative and shareholder suits, and other complex litigation matters. Ms. Andrews earned a B.A. magna cum laude in rhetoric and communication from the University of Pittsburgh and a J.D. with honors from Rutgers University School of Law at Camden, where she served on the Law Review. She was a member of the Board of Trustees for the Leap Academy Charter School in Camden, NJ from 2000 to 2007 and has served on a number of charitable boards, including the Walnut Street Theater, ACYO Charitable Foundation (a subsidiary of The Goldman Sachs Group, Inc.), New Jersey Child Cares, and the Philadelphia Zoo Chairman's Council. She has also served on the New Jersey Supreme Court Committee on Judicial Education. Ms. Andrews is admitted to practice law in New Jersey, Pennsylvania and before the U.S. Supreme Court. Ms. Andrews offers a wealth of legal expertise in commercial matters and her service on the boards of other organizations provides cross-board experience.  Age:  57.

BRIAN W. CLYMER has been a director since June 2006. Mr. Clymer retired from Prudential Financial, Inc. where he was Senior Vice President of External Affairs from July 1997 to January 2013. Prior to Prudential, he served as New Jersey State Treasurer under Governor Christine Todd Whitman from 1994 to 1997. Prior to that, Mr. Clymer was President and Chief Executive Officer of Railway System Design, Inc. and Vice President of its parent company, Gannett Fleming, Inc., an engineering design firm, from 1993 to 1994. From 1989 to 1993, he served under President George H.W. Bush as Administrator of the U.S. Federal Transit Administration. Mr. Clymer has served on numerous Boards of Directors, including the New Jersey Sports and Exposition Authority, the New Jersey Casino Reinvestment Development Authority, the New Jersey Performing Arts Center, the Southeastern Pennsylvania Transportation Authority, the American Public Transit Association, Security First Bank, and Motor Coach Industries International, Inc., then a New York Stock Exchange-listed designer and manufacturer of buses and coaches. He also served on the Board of Directors of the New Jersey Alliance for Action from 1997 to 2014 and currently serves on the Board of the Independent College Fund of New Jersey as past Chairman. Mr. Clymer earned his B.S. in business and economics from Lehigh University and holds an honorary doctorate from Drexel University. He is a Certified Public Accountant in the Commonwealth of Pennsylvania. Mr. Clymer has spent almost 20 years in the field of public accounting and brings extensive experience as an executive and board member of various publicly and non-publicly held entities and offers deep knowledge of financial, economic and accounting matters.  Age:  70.

RAOUF S. GHALI has been our President and a member of our board since August 2016 and our Chief Operating Officer since January 2015. Prior to that, he was President of our Project Management Group (International) from January 2005 to January 2015, Senior Vice President in charge of project management operations in Europe, North Africa and the Middle East from 2001 to 2004, and Vice President from 1993 to 2001. Prior to joining us, he worked for Walt Disney Imagineering from 1988 to 1993. Mr. Ghali earned both a B.S. in business administration and economics and an M.S. in business organizational management from the University of LaVerne.  Age:  55.

CRAIG L. MARTIN has been our Executive Chairman since May 3, 2017, our Chairman since October 2016 and a director since February 2016. In December 2014, Mr. Jacobs retired as the President and Chief Executive Officer of Jacobs Engineering Group, Inc. He became President in July 2002 and Chief Executive in April 2006. He also served as a member of Jacobs' Board of Directors from 2002 until his retirement. Prior to July 2002, he served in several positions, most recently as Executive Vice President of Global Sales and Marketing. Before joining Jacobs in 1994, he worked in various roles at CRSS International Inc. and Martin K. Eby Construction Co. He received his B.S. in civil engineering from the University of Kansas and his M.B.A. from the University of Denver. Mr. Martin has nearly 45 years of experience in the international engineering and construction industry.  Age:  67.

CONTINUING DIRECTORS — TERM EXPIRING IN 2019

CHARLES M. GILLMAN has been a director since August 2016. Mr. Gillman has been the owner and Executive Managing Director of IDWR Multifamily Investment Office since 2013. From 2001 — 2013 he served as a Portfolio Manager for Nadel and Gussman, a holding company with a number of business interests. He currently serves on the Board of the following public companies: Digirad Corporation, Novation Companies, Solitron, and Points International. Previously, he served on the Board of the following public companies: Aetrium, Inc., InfuSystem Holdings, Inc., PMFG Inc., On Track Innovations Ltd., MRV Communications Inc., Littlefield, Hooper Holmes, and Compumed Inc.  Age:  46.

PAUL J. EVANS has been our Interim Chief Executive Officer since May 3, 2017 and a director since August 2016. From 2012 — 2015 Mr. Evans served as Vice President, Chief Financial Officer and Treasurer of MYR Group, and President of MYR Real Estate Company. From 2010 — 2011, Mr. Evans was Chief Executive Officer of Conex Energy Corporation, a privately-held company that developed renewable energy projects. From 2002 — 2009 he served as Treasurer and Corporate Officer of NorthWestern Energy, a multi-state utility that provides electricity and natural gas. Prior to NorthWestern Energy, Mr. Evans held corporate operational finance positions at Duke Energy North America, NRG Energy, and McLane Company, Inc. Mr. Evans is a Certified Public Accountant and holds a B.B.A. in Accounting from Stephen F. Austin State University and Masters of International Management from Thunderbird School of Global Management.  Age:  49.

DAVID SGRO has been a director since August 2016. Mr. Sgro is a Senior Managing Director of Crescendo Partners, L.P. and has held various positions at Crescendo Partners since May 2005. He is also a Managing Member and Head of Research for Jamarant Capital, a private investment fund. Mr. Sgro also serves as an officer and is a former director of Harmony Merger Corp. (NASDAQ:HRMN), a Special Purpose Acquisition Company. Mr. Sgro has been a director and chairman of the audit committee of Pangaea Logistics Solutions Ltd. (NASDAQ:PANL), a provider of seaborne dry bulk transportation services to industrial customers, since October 2014; a director and chairman of the audit committee of BSM Technologies Inc,. a provider of GPS fleet and asset management solutions, since June 2016; and a director of Imvescor Restaurant Group Inc., a restaurant franchise and licensing company, since March 2016. He has also been a director, and chairman of the audit committee, of ComDev International, a TSX listed designer and manufacturer of space hardware subsystems, from April 2013 to February 2016; a director, and chairman of the audit committee, of SAExploration Holdings, Inc. (NASDAQ:SAEX), a provider of seismic data services to the oil and gas industries, from June 2013 to July 2016; a director of Bridgewater Systems, Inc., a TSX listed telecommunications software company, from June 2008 to August 2011; and a director of Primoris Services Corporation (NASDAQ:PRIM), a specialty construction company, from July 2008 to May 2011. Mr. Sgro also served as an officer and director of Quartet Merger Corp., from October 2013 until its merger with Pangaea Logistics Solutions Ltd. in October 2014, and as an officer and director of Trio Merger Corp., from March 2011 until its merger with SAExploration Holdings in June 2013. Prior to joining Crescendo Partners, Mr. Sgro held analyst positions with Management Planning, Inc. and MPI Securities, Inc. Mr. Sgro is a Chartered Financial Analyst (CFA) Charterholder and holds a B.S. in Finance from The College of New Jersey and an M.B.A. from Columbia Business School.  Age:  40.

CORPORATE GOVERNANCE

Pursuant to the Delaware General Corporation Law and the Company's Amended and Restated Bylaws, the Company's business, property and affairs are managed by or under the direction of the Board of Directors. Members of the Board are kept informed of the Company's business through discussions with the Chief Executive Officer and other officers, by reviewing materials provided to them and by participating in meetings of the Board and its committees. We currently have ten members on our Board.

During 2016, the Board held nineteen meetings and the committees held a total of twenty-four meetings. Each director attended more than 75% of the total number of meetings of the Board of Directors and the Board committees of which he or she was a member during the period he or she served as a director in 2016. Although we do not have a policy requiring all directors to attend annual meetings of stockholders, we expect all directors to attend, absent extenuating circumstances. Last year, our 2016 Annual Meeting of Stockholders was postponed but was later recognized to have convened by the Delaware Court of Chancery; accordingly, our directors did not attend our 2016 Annual Meeting of Stockholders.

Board Leadership Structure

Our Amended and Restated Bylaws provide that we will have a Chairman who will chair Board meetings and perform such other duties as set forth in our Amended and Restated Bylaws or as otherwise assigned to him by our Board. The Chairman and Chief Executive Officer may be the same person; however, our Board may separate these two positions if it deems it to be in the best interests of our Company and our stockholders to do so. Presently, the Chairman and Chief Executive Officer positions are held by two different individuals. On October 6, 2016, Mr. Craig L. Martin was appointed as Chairman. On May 3, 2017, Mr. Martin was appointed our Executive Chairman. Mr. Martin is not considered an officer or employee of the Company and will not receive any additional compensation in connection with this appointment. Also, on May 3, 2017, the Board established an Office of the Chairman which has such authority as may be delegated by the Board from time to time; as of the date of this proxy statement, the Office of the Chairman is comprised of our Executive Chairman, Craig L. Martin, our Interim Chief Executive Officer and director, Paul J. Evans, our President and Chief Operating Officer and a director, Raouf S. Ghali, and our Executive Vice President and General counsel, William H. Dengler, Jr. Considering the independence of our Executive Chairman (discussed in the section titled "Director Independence"), the Board of Directors amended the Company's bylaws on November 3, 2016 to remove provisions with respect to a lead independent director.

Role of the Board in Risk Oversight

The Board as a whole has responsibility for risk oversight, with reviews of certain areas conducted by relevant Board committees that report on their findings to the Board. The oversight responsibility of the Board and the Board committees is facilitated by management reporting processes designed to provide information to the Board concerning the identification, assessment and management of critical risks and management's risk mitigation strategies and practices. These areas of focus include operational, economic, competitive, financial (including accounting, reporting, credit, liquidity and tax), legal, regulatory, compliance, environmental, political and strategic risks. The full Board (or the appropriate Board committee), in concert with the appropriate management within the Company, reviews management reports to formulate risk identification, risk management and risk mitigation strategies. When a Board committee initially reviews management reports, the Chairman of the relevant Board committee briefs the full Board on the specifics of the matter at the next Board meeting. This process enables the Board to coordinate the risk oversight role, particularly with respect to risks spanning more than one operational area. The Compensation Committee reviews compensation policies to ensure that they do not, among other things, encourage unnecessary or excessive risk-taking.

Corporate Governance Guidelines

The Corporate Governance Guidelines adopted by the Board, which include guidelines for determining director independence, are published on the Company's website at www.hillintl.com, in the "Investors" section, and are available in print to any stockholder upon request. That section of the website makes available the Company's corporate governance materials, including Board committee charters. Those materials are also available in print to any stockholder upon request.

Committees of the Board of Directors

During 2016, the Board had standing Audit, Compensation, and Governance and Nominating Committees. All members of each committee have been determined by the Board of Directors to be "independent" under applicable NYSE rules. In addition, the Board has determined that each member of the Audit Committee meets SEC independence requirements which require that members of the Audit Committee may not accept directly or indirectly any consulting, advisory or other compensatory fee from Hill or any of its subsidiaries other than their directors' compensation. The charter of each committee is available on our website at www.hillintl.com, in the "Investors" section.

Audit Committee

The Audit Committee consists of Brian W. Clymer (Chair), Alan S. Fellheimer and Charles M. Gillman. Mr. Gillman replaced Paul J. Evans as a member of the Audit Committee on May 3, 2017. The Board has determined that each member of the Audit Committee is financially literate. The Board has also determined that Brian W. Clymer possesses accounting or related financial management expertise within the meaning of the NYSE listing standards and qualifies as an "audit committee financial expert," as defined by the rules of the SEC.

The Audit Committee assists the Board in fulfilling its oversight responsibilities by (a) reviewing the financial reports and other financial information provided by Hill to its stockholders, the SEC and others, (b) monitoring the Company's financial reporting processes and internal control systems, (c) retaining Hill's independent registered public accounting firm, (d) overseeing the Company's independent registered public accounting firm and internal auditors and (e) monitoring the Company's compliance with its ethics policies and with applicable legal and regulatory requirements. The Audit Committee also reviews and approves any transactions between Hill and any related parties. During 2016, the Audit Committee met eight times. The Audit Committee has been established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (as amended, the "Exchange Act").

Compensation Committee

The Compensation Committee consists of Steven R. Curts (Chair), Alan S. Fellheimer and David Sgro. Mr. Fellheimer replaced Paul J. Evans as a member of the Compensation Committee on May 3, 2017. Each member of the Compensation Committee is a "non-employee director" as defined in Rule 16b-3 of the Exchange Act and an "outside director" for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

The Compensation Committee oversees Hill's executive compensation programs. The Compensation Committee reviews and recommends to the Board for approval the compensation arrangements for all of the Company's executive officers. During 2016, the Compensation Committee met thirteen times. The processes of the Compensation Committee are described below in "Compensation Discussion & Analysis."

Governance and Nominating Committee

The Governance and Nominating Committee consists of Camille S. Andrews (Chair), Charles M. Gillman and David Sgro. The Governance and Nominating Committee oversees matters relating to the evaluation and recommendation to the Board of the persons to be nominated for election as directors at any meeting of stockholders, and the persons to be appointed by the Board to fill any vacancy on the Board.

The Governance and Nominating Committee is responsible for reviewing and assessing with the Board the appropriate skills, experience, and background sought of Board members in the context of our business and the then-current membership on the Board. This assessment includes a consideration of independence, diversity, age, skills, experience, and industry backgrounds in the context of the needs of the Board and the Company, as well as the ability of current and prospective directors to devote sufficient time to performing their duties in an effective manner. Although the Company does not have a formal policy with respect to diversity standards, as a matter of practice, the Governance and Nominating Committee considers matters commonly viewed as matters of diversity in the context of the Board as a whole and, in its effort to select a Board that it believes will best serve the interests of the Company and its stockholders, takes into account the personal characteristics and experience of current and prospective directors to facilitate Board deliberations that reflect a broad range of perspectives.

The Governance and Nominating Committee carefully considers all director candidates recommended by our stockholders, and the Governance and Nominating Committee does not and will not evaluate such candidate recommendations any differently from the way it evaluates other candidates. The Company's Bylaws set forth minimum qualifications for an individual to serve as a director on the Company. These minimum qualifications provide that no person shall qualify for service or serve as a director of the Company: (a) unless such person is in compliance with all applicable laws and regulatory requirements to which the Company's directors may be subject in connection with such person's service as a director, (b) if such person has been convicted in, or entered a plea of nolo contendere with respect to, a criminal proceeding involving fraud, misappropriation or other similar charge during the ten years preceding the date of election, or if such person has been found responsible for or admitted responsibility for fraud, misappropriation or other similar charge in any governmental investigation or proceeding or other civil judicial proceeding during the ten years preceding the date of election, or if such person has been found responsible for or admitted responsibility for any material violation of any foreign, federal or state securities law or federal commodities law during the ten years preceding the date of election, (c) if such person has been convicted of, or entered a plea of nolo contendere with respect to, any felony, (d) if such person serves on the board of directors of more than three other public companies, (e) if such person is a director, officer or holder of more than a five percent (5%) equity interest, directly or indirectly, in a business that competes, directly or indirectly, with the Company, (f) if such person has made or makes any contribution or expenditure in connection with the election of any candidate for political office, including any contribution to any committee supporting such a candidate or to a political party, in any jurisdiction which results in the Company becoming ineligible to conduct its business or any portion thereof, or (g) if such person has ever been the subject of a filing of personal bankruptcy in any jurisdiction, either voluntarily or involuntarily (and in the case of an involuntary filing, if such filing was not dismissed within 60 days) during the ten years preceding the applicable date of election.

Any stockholder who wishes to recommend an individual as a potential nominee for election to the Board should submit such recommendation in writing by mail to Hill International, Inc., One Commerce Square, 2005 Market Street, 17th Floor, Philadelphia, Pennsylvania 19103, Attn: Chair of Governance and Nominating Committee, together with information regarding the experience, education and general background of the individual and a statement as to why the stockholder believes such individual to be an appropriate candidate for the Board of Directors of Hill. Such recommendation should be provided to Hill no later than the close of business on the 120th day prior to the one-year anniversary of the date the Company's proxy statement was released to stockholders in connection with the previous year's annual meeting. During 2016, the Governance and Nominating Committee held three meetings.

Majority Voting in Uncontested Elections of Directors

Last year, our Board recommended and the stockholders approved the adoption of majority voting for uncontested elections of directors. Plurality voting continues to apply in contested elections. A contested election is one in which the number of nominees exceeds the number of directors to be elected, and other conditions are met. In an uncontested election, nominees will be elected directors if they receive a majority of the votes cast (i.e., the number of shares voted "for" a director must exceed the number of votes cast "withheld" from that director, without counting abstentions or broker non-votes); if a nominee is an incumbent director but is not elected, such director is required to tender his or her resignation to the Board promptly following the date of the certification of the election results. The Nominating and Governance Committee shall make a recommendation to the Board as to whether to accept or reject the tendered resignation, or whether other action should be taken. The Board shall act on the tendered resignation, taking into account the Nominating and Governance Committee's recommendation, and publicly disclose (by press release, filing with the SEC or other manner reasonably calculated to inform stockholders) its decision regarding the tendered resignation and the rationale behind the decision within 90 days from the date of the certification of the election results. In a contested election, the nominees who receive a plurality of the votes cast (i.e., more votes in favor of their election than other nominees) will be elected directors.

Communicating Concerns to Directors

The Company encourages all interested persons to communicate any concern that an officer, employee, director or representative of Hill may have engaged in illegal, dishonest or fraudulent activity, or may have violated Hill's Code of Ethics and Business Conduct. Such persons may report their concerns or other communications including suggestions or comments to the Board in one of the following ways: by mail sent to William H. Dengler, Jr., Corporate Secretary, at the Company's principal executive office: One Commerce Square, 2005 Market Street, 17th Floor, Philadelphia, Pennsylvania 19103; by telephone at (866) 352-2792; or by email addressed to hil@openboard.info. All such communications will be referred to Mr. Dengler who will circulate them to the members of the Board, or in the case of potential violations of the Code of Ethics and Business Conduct, to the Chairman of the Audit Committee. If the communication is directed to a particular director, Mr. Dengler will forward the communication to that director. The Board does not screen stockholder communications.

Code of Ethics

All directors, officers and employees of the Company are expected to act ethically at all times and in accordance with the policies comprising Hill's Code of Ethics and Business Conduct (the "Code") which is available on our website at www.hillintl.com, in the "Investor Relations" section, and is available in print to any stockholder upon request. Any waiver or any implicit waiver from a provision of the Code applicable to Hill's chief executive officer, chief financial officer, chief accounting officer or controller, or any amendment to the Code must be approved by the Board. We will disclose on our website amendments to, and, if any are granted, any such waiver of, the Code. Hill's Audit Committee is responsible for applying the Code to specific situations in which questions are presented to it and has the authority to interpret the Code in any particular situation. If, after investigating any potential breach of the Code reported to it, the Audit Committee determines (by majority decision) that a breach has occurred, it will inform the Board of Directors. Upon being notified that a breach has occurred, the Board (by majority decision) will take or authorize such disciplinary or preventive action as it deems appropriate, after consultation with the Audit Committee and/or the Company's General Counsel, up to and including dismissal or, in the event of criminal or other serious violations of law, notification of the SEC or other appropriate law enforcement authorities.

Director Independence

The standards applied by the Board in affirmatively determining whether a director is "independent," in compliance with the rules of the NYSE, generally provide that a director is not independent if:

  (1)
  the director is, or has been within the last three years, our employee, or an immediate family member (defined as including a person's spouse, parents, children, siblings, mothers-and fathers-in-law, sons- and daughters-in-law, brothers- and sisters-in-law, and anyone, other than domestic employees, who shares such person's home), is, or has been within the last three years, one of our executive officers;

  (2)
  the director has received, or has an immediate family member who has received, during any 12-month period within the last three years, more than $120,000 per year in direct compensation from us, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);

  (3)
  (a) the director is a current partner or employee of a firm that is our internal or external auditor; (b) the director has an immediate family member who is a current partner of such a firm; (c) the director has an immediate family member who is a current employee of such a firm and who works on our audit; or (d) the director or an immediate family member was, within the last three years, a partner or employee of such a firm and personally worked on our audit within that time;

  (4)
  the director or an immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of our present executive officers at the same time serves or served on that company's compensation committee; or

  (5)
  the director is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to or received payments from us for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1,000,000 or two percent of such other company's consolidated gross revenues.

In addition to these objective standards, the Board of Directors has adopted a general standard, also in compliance with NYSE rules, to the effect that no director qualifies as independent unless the Board of Directors affirmatively determines that the director has no material relationship with us. In making this determination, the Board considers all relevant facts and circumstances regarding any transactions, relationships and arrangements between Hill and the director, and also between Hill and any company or organization with which the director is affiliated. The Board of Directors has determined that our current independent directors are Camille S. Andrews, Brian W. Clymer, Steven R. Curts, Alan S. Fellheimer, Charles M. Gillman, Craig L. Martin and David Sgro.

Involvement in Certain Legal Proceedings

Charles M. Gillman is subject to an SEC administrative order, dated February 14, 2017 (Securities Exchange Act Release No. 80038), relating to alleged violations of Section 13(d) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules promulgated thereunder, including failing to disclose the members of a stockholder group, and further allegations that Mr. Gillman violated Section 16(a) of the Exchange Act and the rules promulgated thereunder, including failing to timely file initial statements of beneficial ownership on Form 3 and changes thereto on Form 4. Without admitting or denying any violations, Mr. Gillman agreed to cease and desist from committing or causing any violations of (i) Section 13(d) of the Exchange Act and Rules 13d-1 and 13d-2 promulgated thereunder and (ii) Section 16(a) of the Exchange Act and Rules 16a-2 and 16a-3 promulgated thereunder, and paid a $30,000 civil penalty to the SEC.

PROPOSAL 2 — APPROVAL OF THE COMPANY'S 2017 EQUITY COMPENSATION PLAN

The Board of Directors has adopted, upon the recommendation of the Compensation Committee (the "Committee") and subject to stockholder approval, the Hill International, Inc. 2017 Equity Compensation Plan (the "Plan"), to provide a compensation program for those directors, officers, employees, consultants and advisors whose contributions are essential to the growth and success of the Company, by enabling them to participate in the long-term growth of the Company through stock ownership and equity-based incentives. In its recommendation, the Committee considered the Company's existing 2006 Employee Stock Option Plan, as amended, which only provides for the grant of options exercisable into the Company's common stock and does not allow the Committee to structure equity awards in a manner the Committee might deem more able to produce the desired results to enable the Company to attract, retain, motivate and provide additional incentive to certain directors, officers, employees, consultants and advisors. If the new Plan is approved, the Board will release all 2,547,615 shares which were available for future grants under the Company's 2006 Employee Stock Option Plan, the Company's 2009 Non-Employee Director Stock Grant Plan and the Company's 2007 Restricted Stock Grant Plan and shares will no longer be able to be granted under these prior plans. A copy of the Plan is attached to this proxy statement as Annex A.

Recommendation and Vote Required

Approval of the proposal to adopt the Plan will require the affirmative vote of the holders of a majority of the outstanding shares of our common stock represented in person or by proxy and entitled to vote at the meeting.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO APPROVE THE PLAN.

The full text of the Plan is included in this Proxy as Appendix A. All capitalized terms not defined herein shall have the meanings set forth in the Plan. The following summary of the Plan is qualified in its entirety by reference to the full text of the plan.

Purpose

The purpose of the Plan is to enable the Company to attract, retain, motivate and provide additional incentive to certain directors, officers, employees, consultants and advisors, whose contributions are essential to the growth and success of the Company, by enabling them to participate in the long-term growth of the Company through stock ownership and equity-based incentives. Upon review of the Company's other compensation plans, the Committee recognized the need to have an omnibus plan which would provide the Company more flexibility in structuring compensation awards to specific recipients.

Award Types

Awards under the Plan may be made in the form of Options (including Stock Appreciation Rights), Restricted Stock, Deferred Stock Units, Restricted Stock Units, Dividend Equivalent Rights and other forms of equity based Awards.

Shares and Units Subject to the Plan

The total number of Shares subject to Awards granted under the Plan (including securities convertible into or exchangeable for Shares), in the aggregate, may not exceed 5,135,943 Shares, each of which may be issued as Incentive Stock Options. The maximum number of Shares that may underlie Options granted in any calendar year to any Eligible Person other than any non-employee Director, shall not exceed 2,500,000 Shares. The maximum number of Shares that may underlie Awards, other than Options, granted in any calendar year to any Eligible Person other than any non-employee Director, shall not exceed 1,000,000 Shares. Awards granted to a non-employee director in any calendar year shall not exceed a value of Three Hundred Thousand Dollars ($300,000) as calculated on the date an Award is granted. Shares of Common Stock issued under the Plan may consist in whole or in part of authorized and unissued shares, shares purchased in the open market or otherwise, treasury shares, or any combination thereof, as the Board may from time to time determine. Any Shares that have been granted as Restricted Stock or that have been reserved for distribution in payment for Options, Restricted Stock Units, Deferred Stock Units or other equity-based Awards but are later forfeited or for any other reason are not payable under the Plan shall again be available for grant under the Plan. For purposes of clarification, (i) any Shares that are tendered as payment or withheld to cover taxes due on an Award shall not again be available for grant under the Plan, (ii) any Shares that are repurchased by the Company using Option exercise proceeds shall not again be available for grant under the Plan and (iii) stock-settled Stock Appreciation Rights ("SARs") shall be counted against the share reserve above on a gross basis, regardless of the number of Shares issued to settle the Award. Other than Awards granted to an individual as an inducement to be hired as an employee of the Company, any Awards granted under the Plan shall be subject to a one-year minimum vesting requirement.

Administration of Plan

The Plan shall be administered by the Board. Among other things, the Board shall have authority, subject to the terms of the Plan including, without limitation, the provisions governing participation in the Plan, to grant Awards, to determine the individuals to whom and the time or times at which Awards may be granted and to determine the terms and conditions of any Award granted under the Plan. Subject to the provisions of the Plan, the Board may solicit the recommendations of the Committee with respect to any of the foregoing, but shall not be bound to follow any such recommendations.

Subject to the provisions of the Plan, the Board shall have authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it shall from time to time consider advisable, to interpret the provisions of the Plan and any Award and to decide all disputes arising in connection with the Plan. The Board's decision and interpretations shall be final and binding. Any action of the Board with respect to the administration of the Plan shall be taken pursuant to a majority vote or by the unanimous written consent of its members.

The Board may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. The Board shall keep minutes of its actions under the Plan.

The Board shall have the authority to delegate all or any portion of the authority granted to it (consistent with applicable law) under the Plan or elsewhere under the Plan to the Committee. If such authority is so delegated by Board, the Committee shall have such rights and authority to make determinations and administer the Plan as are specified in the delegation of authority. To the extent that the Board delegates its authority as provided by the Plan, all references in the Plan to the Board's authority to grant Awards and make determinations with respect thereto shall be deemed to include the Committee.

The Award Agreement evidencing an Award under the Plan shall contain such other terms, provisions and conditions not inconsistent with the Plan as shall be determined by the Board. In the event that any Award Agreement or other agreement under the Plan provides (without regard to this sentence) for the obligation of the Company to purchase or repurchase Shares from a Participant or any other person, then, notwithstanding the provisions of the Award Agreement or such other agreement, such obligation shall not apply to the extent that the purchase or repurchase would not be permitted under applicable law. The Participant shall take whatever additional actions and execute whatever additional documents the Board may in its reasonable judgment deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on the Participant pursuant to the express provisions of the Plan and the Award Agreement.

Eligibility

All officers, employees, consultants and advisors of the Company who are from time to time responsible for the management, growth and protection of the business of the Company, and all directors of the Company, shall be eligible to participate in the Plan. The Participants under the Plan shall be selected from time to time by the Board, in its sole discretion, from among those eligible, and the Board shall determine in its sole discretion the numbers of shares to be covered by the Award or Awards granted to each Participant. Options intended to qualify as Incentive Stock Options shall be granted only to key employees while actually employed by the Company. non-employee Directors, consultants and advisors shall not be entitled to receive Incentive Stock Options under the Plan.

Performance Goals

The Board, in its discretion, may in the case of Awards intended to qualify for an exception from the limitation imposed by Section 162(m) of the Code, (i) establish one or more Performance Goals as a precondition to the issuance or vesting of Awards, and (ii) provide, in connection with the establishment of the Performance Goals, for predetermined Awards to those Participants (who continue to meet all applicable eligibility requirements) with respect to whom the applicable Performance Goals are satisfied. The Performance Goals shall be established in a timely fashion such that they are considered preestablished for purposes of the rules governing performance-based compensation under Section 162(m) of the Code. Prior to the award or vesting, as applicable, of affected Awards under the Plan, the Board shall have certified that any applicable Performance Goals, and other material terms of the Award, have been satisfied. Performance Goals which do not satisfy the foregoing provisions of this paragraph may be established by the Board with respect to Awards not intended to qualify for an exception from the limitations imposed by Section 162(m) of the Code.

Tax Deductibility

The Plan is designed so that all qualified performance-based awards that are conditioned on performance goals as described above may be eligible to meet the requirements for qualified performance-based compensation under Section 162(m) of the Code and may be fully deductible. While the Committee believes it is important to preserve the deductibility of compensation under Section 162(m) of the Code generally, there is no guarantee that the performance-based compensation exemption would be available in any particular circumstance, and the Board and the Committee reserve the right to grant or approve awards or compensation that are non-deductible.

The provisions of Section 162(m) of the Code require, among other things, that the material terms of plans such as this Plan must be approved by a company's stockholders every five years in order for compensation awarded under such plan to qualify as "qualified performance-based."

Amendment of the Plan

The Board may amend the Plan as it shall deem advisable, except that no amendment may adversely affect a Participant with respect to an Award previously granted without such Participant's written consent unless such amendments are required in order to comply with applicable laws; provided, however, that the Plan may not be amended without stockholder approval in any case in which amendment in the absence of stockholder approval would cause the Plan to fail to comply with any applicable legal requirement or applicable exchange or similar rule.

Repricing and Buyout of Options

Without prior stockholder approval, the Board may not (a) reprice Options or SARs or (b) pay cash or issue new Options or SARs in exchange for the surrender and cancellation of any, or all, of a Participant's outstanding Options or SARs.

New Plan Benefits Table

Awards that will be made to the executive officers and directors pursuant to the Plan are within the discretion of the Committee, and the Committee has not yet made a determination of the amounts and/or types of such awards that will be granted going forward, other than as described herein.

2017 Equity Compensation Plan

Name and Position	Dollar Value ($)		Number of Units

Paul J. Evans,	—	(1)	—	(1)
Interim Chief Executive Officer

(1)
The Company has agreed to provide Mr. Evans with a monthly grant of Company stock valued at $80,000 per month during Mr. Evans' term of service as Interim Chief Executive Officer. At the end of each month during such period, Mr. Evans will be entitled to $80,000 worth of Company stock based on the closing price of the Company's common stock on the last trading day of the month. The aggregate number of shares earned by Mr. Evans will be delivered on the last day of Mr. Evans' service as Interim Chief Executive Officer. For further details, refer to the section entitled "Compensation Discussion & Analysis — Change in Chief Executive Officer."

With respect to other awards to be granted in the future under the 2017 Plan, it is not possible to determine at this time the exact benefits or amounts to be received under the 2017 Plan.

Effective Date and Termination of Plan

If the Plan is approved, the effective date will be the date of the approval of this Proposal by the stockholders of the Company. The Plan shall terminate on, and no Award shall be granted under the Plan on or after, the 10-year anniversary of the effective date; provided, however, that the Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that no amendment shall be granted without shareholder approval if such approval is necessary to comply with any applicable tax laws or regulatory requirement. Notwithstanding the foregoing, a termination of the Plan that occurs after an Award is made shall not materially impair the rights of a Participant unless the Participant consents. The termination of the Plan shall not impair the power and authority of the Board with respect to an outstanding Award.

The foregoing description of the Plan is qualified in its entirety by reference to the full text of the Plan, which can be found in the accompanying Appendix A.

PROPOSAL 3 — ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

At the 2016 Annual Meeting, our stockholders recommended that our Board of Directors hold say-on-pay votes on an annual basis rather than every three years. As a result, our stockholders have the opportunity to approve, on a nonbinding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement. This proposal gives our stockholders the ability to express their views on the compensation of our named executive officers.

In connection with this proposal, the Board of Directors encourages stockholders to review in detail the description of the compensation program for our named executive officers that is set forth in the section titled "Compensation Discussion and Analysis" below, as well as the information contained in the compensation tables and narrative discussion in this proxy statement.

As described in more detail in the Compensation Discussion and Analysis section, the guiding principle of our compensation philosophy is that pay should be linked to performance and that the interests of our executives and stockholders should be aligned. Our compensation program is designed to provide significant upside and downside potential depending on actual results as compared to predetermined measures of success. A significant portion of our named executive officers' total direct compensation is directly contingent upon achieving specific short- and longer-term results that are important to our long-term success and ultimately growth in stockholder value. We supplement our pay-for-performance program with a number of compensation policies that are aligned with the long-term interests of the Company and its stockholders.

We are asking our stockholders to indicate their support for the compensation of our named executive officers as disclosed in this proxy statement by voting "FOR" the following resolution:

    "RESOLVED, that the shareholders of Hill International, Inc. approve, on an advisory basis, the compensation paid to Hill International's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K of the Securities Act of 1933, as amended, including the Compensation Discussion and Analysis, the compensation tables and the narrative discussion in Hill International's 2017 Proxy Statement."

The approval of a majority of shares represented in person or by proxy at the Annual Meeting is required to approve this proposal. Because your vote is advisory, it will not be binding on the Board of Directors, the Compensation Committee or the Company. The Compensation Committee, however, will review the voting results and take them into consideration when making future decisions regarding the compensation of our named executive officers.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR
STOCKHOLDERS VOTE "FOR" THIS PROPOSAL.

PROPOSAL 4 — RATIFICATION OF KPMG LLC AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2017

As previously reported on the Company's Current Report on Form 8-K, dated April 25, 2017, the Company dismissed EisnerAmper LLP ("EisnerAmper") as its independent registered public accounting firm on April 19, 2017. The decision to change independent registered accounting firms was approved by the Audit Committee of the Company's Board of Directors. Such dismissal will become effective upon the completion by EisnerAmper of its review of the quarterly financial statement of the Company for the fiscal quarter ended March 31, 2017 and the Company's filing of the related Form 10-Q. After reviewing proposals from several accounting firms, including EisnerAmper, the Audit Committee of the Company's Board of Directors selected KPMG LLP ("KPMG") to serve as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2017. The Audit Committee considers KPMG to be well-qualified for this engagement. If the stockholders do not ratify the appointment of KPMG, the Audit Committee will reconsider the appointment. Representatives from each of EisnerAmper and KPMG will be present at the Annual Meeting and each will have the opportunity to make a statement, if he or she desires, and to respond to appropriate questions.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR
STOCKHOLDERS VOTE "FOR" THIS PROPOSAL.

EXECUTIVE COMPENSATION

Executive Summary

Our Compensation Philosophy and Guiding Principles

In support of our business and our long-term success, the Company's compensation program is designed to attract, motivate, reward and retain high-quality executives necessary to continually improve financial performance, achieve profitable growth and enhance stockholder value. To that end, our Compensation Committee (the "Committee") has developed a compensation philosophy designed to reflect the following principles:

  •
  There should be a strong link between pay and performance;

  •
  The interests of our executives should be aligned with those of our stockholders; and

  •
  Compensation programs should reinforce our business strategy, focus the executive team on priorities and ultimately drive growth in stockholder value.

Change in Chief Executive Officer

On May 2, 2017, David L. Richter decided to resign from his position as Chief Executive Officer and as a member of the Board of Directors of the Company, effective on May 3, 2017. In connection with Mr. Richter's resignation, the Company entered into a Separation Agreement which is described below in the section titled "Employment Agreement with our Former CEO."

Additionally, on May 3, 2017, Paul J. Evans was named Interim Chief Executive Officer of the Company. On May 10, 2017, the Board of Directors of the Company, upon the recommendation of the Compensation Committee, approved the following compensation terms for Mr. Evans:

  •
  A monthly base salary in the amount of $60,000;

  •
  A target incentive award at the rate of $50,000 per month of service (including any partial month), which will be paid to Mr. Evans upon completion of his service as Interim Chief Executive Officer and only upon the achievement of targets set by the Board based upon the following:

    o
    One third (1/3) based on the retention of key employees of the Company as measured on the last day of Mr. Evans' service as Interim Chief Executive Officer.

    o
    One third (1/3) based on achieving a forecasted liquidity metric.

    o
    One third (1/3) based on achieving a cost savings annual run rate, excluding any one-time items.

  •
  A monthly grant of Company stock valued at $80,000 per month during Mr. Evans' term of service as Interim Chief Executive Officer. At the end of each month during such period, Mr. Evans will be entitled to $80,000 worth of Company stock based on the closing price of the Company's common stock on the last trading day of the month. The aggregate number of shares earned by Mr. Evans will be delivered on the last day of Mr. Evans' service as Interim Chief Executive Officer.

  •
  Mr. Evans shall receive a monthly living expense before tax allowance of $5,000 while serving as Interim Chief Executive Officer.

  •
  Mr. Evans shall be entitled to all benefits of employment provided to other employees of the Company in executive positions.

  •
  Mr. Evans shall not be entitled to receive compensation for serving on the Board of Directors of the Company while serving as the Interim Chief Executive Officer.

In determining the recommended amounts and structure of Mr. Evans' compensation, the Compensation Committee relied upon information provided by its independent compensation consultant regarding the market median of the Company's peer group and made certain adjustments thereto.

Mr. Evans will continue as a member of the Board, but will step down from all standing Board committees during the term of his service as Interim Chief Executive Officer. Mr. Evans' Board and committee retainers will be prorated for 2017 such that he will only be paid such retainers for the portion of 2017 during which he is not serving as Interim Chief Executive Officer, and the amount of his annual director stock grant for 2017 will be similarly prorated.

Investor Questions	Our Responses

Why don't we use Total Stockholder Return ("TSR") or other relative performance metrics in our executive compensation program?	While the Committee considers our overall performance relative to external markets when making compensation decisions, the Board believes it is more effective to focus our executives on achieving improvements in our own results rather than to pay them primarily based on how other companies perform.

Further, administration of a relative performance planrequires that we identify a peer group of sufficient size and of appropriately comparable companies. For a number of reasons, including our size, our significant international operations and our portfolio of focused services, there are too few companies to construct what we believe to be a viable performance peer group.

For these reasons, and as explained more fully below, the Committee believes that the best approach for the Company is to tie our executive compensation to performance metrics that are aligned with our strategy, that can be directly impacted by our executives, and that promote growth in stockholder value over the long term.

Why do we target executive compensation at the 50th percentile of peer companies?	In January 2016, the Committee revised our compensation philosophy to target aggregate total compensation opportunity of all executive officers at the market median. We believe that this market median philosophy is aligned with compensation governance best practices and still provides us with sufficient flexibility to reward our leaders. Due to the terms of his 2014 employment agreement, this philosophy did not apply to our former CEO.

Why did we provide a compensation opportunity to our former CEO that was generally more heavily weighted on salary than incentives?	Historically, due in large part to the substantial equity ownership held by our former CEO, the Board determined that there was sufficient direct economic alignment with external stockholder interests and chose to deliver CEO compensation with a heavier emphasis on salary. This perspective was adopted as part of our former CEO's 2014 employment agreement.
As with all other aspects of our executive compensation program, appropriate pay mix and delivery is being considered as part of the executive compensation strategic review going forward.

2016 Performance-Based Bonuses (Cash)

In 2016, we adopted Annual Incentive Awards for our former CEO and our President and COO entirely based on achieving superior EPS results for the year with target annual incentive awards of

$1,050,000 and $300,000, respectively. Target EPS performance was set at a premium over the 2016 operating budget and in excess of the prior year's actual EPS results. The overall performance/payout range for 2016 was set as follows:

Level	EPS Performance (% of "Target Performance")	Payout (% of Target Pay Opportunity)

Below Threshold	<80%	0%
Threshold	80%	50%
Target	100%	100%
Superior	120%	150%
Maximum	140%	200%

For our other NEOs, we set target annual incentive awards equal to 20% to 25% of total salary for each executive officer. The overall performance/payout relationship for other named executive officers is the same as for our former CEO and our President and COO as shown in the table above.

For 2016, we set a challenging target EPS of $0.30 per share, with a threshold of $0.24 per share. We fell short of the threshold and, consistent with our pay-for-performance philosophy, no bonuses were earned or paid to our NEOs related to 2016 performance.

2016 Long-Term Incentive Awards (Equity)

The 2016 Long-Term Incentive Awards to our former CEO and our President and COO were in the form of "Premium Priced" stock options.

  •
  Former CEO: granted 250,000 stock options with a premium exercise price of $4.00 and 250,000 options with a premium exercise price of $5.00, representing 22.3% and 52.9% premiums, respectively, over the $3.27 closing price of our common stock on the date of grant.

  •
  President and COO: granted 250,000 stock options with a premium exercise price of $4.00, representing a 22.3% premium over the $3.27 closing price of our common stock on the date of grant.

Other named executive officers: granted stock options for between 25,000 to 75,000 shares with half of the options having an exercise price of $4.31, representing the closing price of our common stock on the date of grant, and half of the options having a premium exercise price of $5.17, representing a 20% premium over the closing price of our common stock on the date of grant.

We awarded the options described above to our former CEO and our President and COO on April 1, 2016 and to our other NEOs on June 13, 2016.

2016 Compensation Governance Practices

We are committed to executive compensation practices that drive performance and that align the interests of our leadership team with the interests of our stockholders. We have implemented many best practices with respect to the compensation of our NEOs including:

  1.
  A significant portion of our executives' target compensation opportunity is related to short- and longer-term performance based upon and tied to pre-established performance goals and the performance of our share price;

  2.
  Total direct compensation opportunity for all of our NEOs is targeted at the market median, except for our former Chief Executive Officer, whose compensation is subject to an employment agreement entered into in 2014 (see the section titled "Executive Officer Compensation — Employment Agreement with Our Former CEO");

  3.
  Worked with an independent compensation consultant;

  4.
  Maintain a clawback policy covering both cash- and equity-based incentives;

  5.
  "Double-trigger" severance payments for executive officers requiring both a change of control and termination of employment.

  6.
  Robust stock ownership guidelines (CEO at 6x salary).

Practices we avoid with respect to the compensation of our NEOs include:

  1.
  No tax gross ups for perquisites provided to our executive officers;

  2.
  No excise tax gross-ups related to change-in-control severance benefits;

  3.
  No speculative trading of Company stock;

  4.
  No hedging transactions;

  5.
  No repricing of stock options; and

  6.
  No unapproved pledging of Company stock.

Shareholder Outreach

We expect to continue meeting with many of our stockholders regarding executive and Board compensation throughout 2017 to gather feedback and discuss further possible changes as we continue our strategic review of our compensation programs.

Actions Related to 2017 Executive and Board Compensation

In addition to the significant actions taken in 2016 and prior, the Committee has already implemented a number of additional changes for 2017 executive and Board compensation based on the results of market compensation reviews prepared by Pay Governance, LLC (the Committee's independent consultant), the Company's performance in 2016 and stockholder and proxy advisor feedback. These changes are as follows:

  1.
  Continued our executive officer compensation philosophy to target aggregate total compensation of all executive officers at the 50th percentile of the market;

  2.
  No salary increases for NEOs in 2017;

  3.
  Again established a bonus program for our former CEO and our President and COO that is tightly tied to achieving superior EPS performance during 2017 with features including the following (additional details are provided in Part 3 of the Compensation Discussion and Analysis below).

      •
      2017 EPS goal has been set at a premium to our Board-approved budget; and
      •
      No bonus payout for actual EPS less than 80% of target.

  4.
  Established a discretionary bonus pool for our executive officers, including our other NEOs, which is equal to ten percent (10%) of the after-tax profit of the Company in 2017 to be distributed in proportion to each bonus pool participant's base salary (additional details are provided in Part 3 of the Compensation Discussion and Analysis below);

  5.
  2017 equity awards for our former CEO are 100% in the form of premium priced stock options. The premium exercise price for all 2017 stock options was set by the Board at $7.00, representing a 50.5% premium over the closing price of our stock on the date of grant (details are provided in Part 3 of the Compensation Discussion and Analysis below);

  6.
  2017 equity awards for our NEOs other than our former CEO are in the form of market priced stock options; and

  7.
  The Board revised the compensation provided to our non-employee directors to $120,000 annually and comprised of $80,000 annual cash compensation, payable quarterly, and $40,000 in deferred stock units in the Company's common stock. The prior compensation provided to our non-employee directors was comprised of $120,000 in annual cash compensation and restricted stock and stock options. We changed to using deferred stock units due to the preferential tax benefits as compared to stock options. The revised compensation to our non-employee directors is below the market median (i.e., 50th percentile) of comparable companies.

  8.
  The Board set compensation terms for our Interim CEO, Mr. Evans, as a blend of salary, incentive award and equity. See the section entitled "Change in Chief Executive Officer" for further details regarding Mr. Evans' compensation.

COMPENSATION DISCUSSION AND ANALYSIS

This section discusses our executive compensation programs for 2016, the compensation decisions made under those programs and the factors that were considered by the Committee in making those decisions. It focuses on the compensation for each of our NEOs for 2016:

  •
  David L. Richter, former Chief Executive Officer;

  •
  Raouf S. Ghali, President and Chief Operating Officer;

  •
  John Fanelli III, Executive Vice President and Chief Financial Officer;

  •
  Mohammed Al Rais, Regional President (Middle East), Project Management Group; and

  •
  Frederic Z. Samelian, former President, Construction Claims Group.

Please note that Mr. Richter is no longer employed by the Company, effective May 3, 2017, and Mr. Samelian is no longer employed by the Company, effective January 2, 2017.

This Compensation Discussion and Analysis is divided into three parts:

    Part 1 discusses our compensation practices and the compensation decisions for our NEOs.

    Part 2 discusses our compensation framework in more detail, including how we apply our compensation philosophy and determine competitive positioning of our executive compensation and other policies.

    Part 3 discusses certain actions taken by the Committee in 2017 regarding compensation decisions for our NEOs.

Part 1 — Compensation Governance Practices and Decisions

2016 Compensation Governance Practices

We are committed to executive compensation practices that drive performance and that align the interests of our leadership team with the interests of our stockholders. We are considering the appropriateness of these and other policies and practices as part of our comprehensive executive compensation strategic review. Below is a summary of best practices that we have implemented and practices we avoid with respect to the compensation of our NEOs.

What We Do	What We Avoid

Pay for Performance — A significant portion of our former CEO and our President and COO target compensation is related to performance and tied to pre-established performance goals and stock price aligned with our short- and long-term objectives.	No Gross Ups — We do not provide tax "gross-ups" for perquisites or change in control severance benefits provided to our executive officers.

Target Market Median — Our compensation philosophy targets NEO total direct compensation opportunity that is competitive with the companies with which we compete for executive talent. Beginning in 2016, this target is the market median (i.e. the 50th percentile) for all NEOs except for our former Chief Executive Officer (see the section titled "Executive Officer Compensation — "Employment Agreement with Our Former CEO").	No Speculative Trading — Board members and executive officers are prohibited from short-selling our stock and buying or selling puts and calls on our stock.

Independent Compensation Consultant — The Committee has engaged an independent outside compensation consultant. See "Actions Related to 2016 Executive Compensation."	No Hedging — Board members and officers are prohibited from engaging in hedging transactions that could eliminate or limit the risks and rewards of owning our stock.

Clawback — The Committee may cancel or recover any cash- or equity-based incentive compensation based on achievement of specified financial results that are the subject of a subsequent restatement. We will seek repayment of any amount determined to have been inappropriately received due to mathematical errors, fraud, misconduct or gross negligence.	No Repricing of Options/SARs — Neither our 2006 Employee Stock Option Plan or our 2017 Equity Compensation Plan (which is subject to stockholder approval at the 2017 Annual Meeting) allows for the repricing of stock options/SARs without stockholder approval, and we have never repriced any stock option grants.

Robust Stock Ownership Guidelines — We require our directors and officers, including our NEOs to own multiples of their current base salary or annual cash retainer, as applicable. Our CEO is required to have six times (6x) his annual salary and our directors are each required to have three times (3x) their annual salary.	No Unapproved Pledging of Hill Stock — The Company's recently revised insider trading policy prohibits pledging of Hill stock without review and prior approval by the Board..

Severance Payments Require Double-Trigger — The Company's 2015 Senior Executive Retention Plan and its recently adopted 2016 Executive Retention Plan provides change in control severance benefits only upon a double-trigger (change in control and termination of employment).

2016 Executive Compensation Elements

The following chart summarizes the key features of each element of our executive compensation program: cash (salary and annual bonus); equity (long-term incentive); retirement (401(k) Plan); and other compensation (perquisites). Each type is discussed in detail in the remainder of this Compensation Discussion and Analysis and the accompanying tables.

Element	Type	Key Features

Cash	Salary

•

Fixed amount of compensation based on experience, contribution and responsibilities.

•

Salaries reviewed annually and adjusted based on market practice, individual responsibility, performance and contribution, length of service and other internal factors including contractual obligations.

	Annual Incentive Award	• Payouts can vary from 50% to 200% of the targeted amount. For 2016, performance was assessed entirely on EPS. No annual bonus is awarded if less than 80% of the EPS target is achieved.

Long-Term (Equity) Incentive Compensation	Stock Options

•

Former CEO: premium priced options with exercise prices set at 22.3% and 52.9% premiums over the closing price on the date of grant;

•

COO: grant of "at market" and premium priced options with an exercise price set at 22.3% premium over the closing price on the date of grant;

•

Other NEOs: grant of "at market" and premium priced options with an exercise price set at 20% premium over the closing price on the date of grant. Mr, Samelin did not receive a stock option grant in 2016.

•

Awards vest over five years and expire seven years from the grant date.

Element	Type	Key Features

Retirement	401(k) Plan

•

Qualified 401(k) plan offered to all U.S. employees that provides participants the opportunity to defer taxation on a portion of their income, up to code limits, and receive a 50% Company matching contribution up to 2% of the employee's salary.

Other	Perquisites

•

Perquisites are limited to benefits generally available to all employees of the Company, including the option to be paid in cash for vacation, sick days and/or personal days not taken. In addition, our former CEO's employment agreement entitled him to receive two automobiles for his use.

Summary of Key 2016 Compensation Decisions

The following highlights the Committee's key compensation decisions for 2016, as reported in the section below titled "Executive Officer Compensation — Summary Compensation Table."

Former CEO Compensation

On December 31, 2014, David Richter became our CEO and the Company entered into an employment agreement with him at that time. His employment agreement establishes his total direct compensation ("TDC") opportunity, consisting of base salary and annual and long-term incentive opportunities which, in the aggregate, must be not less than the 75th percentile of CEOs in our Selected Peer Group (as defined in Part 2 of the Compensation Discussion and Analysis below). Mr. Richter's 2016 compensation opportunity was set as follows:

  •
  Annual base salary was set at $1,545,000;
  •
  Annual bonus target award opportunity was set at $1,050,000; and
  •
  Long-term (equity) incentive established as 500,000 premium priced stock options with a fair value at the grant date of $672,500.

As of May 3, 2017, Mr. Richter is no longer an employee of the Company.

President and COO Compensation

On August 18, 2016, we entered into an employment agreement with our President and COO, Raouf S. Ghali, for a term of five years. Under this agreement, Mr. Ghali is to receive a base salary to be reviewed annually by the Committee. Mr. Ghali's 2016 compensation opportunity was set as follows:

  •
  Annual base salary was set at $1,135,000 per annum;
  •
  Annual bonus target award opportunity was set at $300,000;
  •
  Long-term (equity) incentive established as 250,000 stock options (in equal numbers of market-priced and premium-priced) with a fair value at the grant date of $362,500.

Compensation of Other NEOs

For the other NEOs, the Committee granted modest salary increases of approximately 3%, set an annual bonus target opportunity of between 20% and 25% of each executive's base salary and established long-term (equity) incentive comprised of stock options with an aggregate fair value at the grant date of $241,250.

Pay Mix

One of our compensation objectives is to emphasize variable, performance-based compensation over short- and longer-term time horizons and the creation of long-term stockholder value. To support this goal, a portion of each NEO's pay is awarded under our long-term incentive plan in the form of stock options. Nearly 21% of our former CEO's targeted TDC and approximately 20% of the targeted TDC for our President and COO is based upon long-term value creation as measured by growth in our share price.

Former CEO 2016 Total Direct Compensation	President and COO 2016 Total Direct Compensation

2016 NEO Base Salaries, Annual Incentive Target and Long-Term Incentive Expected Value

Name	Base Salary (1)	Bonus Target Opportunity	Bonus Target Opportunity as % of Salary	Long-Term Incentive Expected Value (2)	Total Achievable Direct Compensation (3)

David L. Richter	$1,545,000	$1,050,000	68.0%	$677,500	$3,272,500
John Fanelli III	465,000	116,500	25.1%	96,500	678,000
Raouf S. Ghali	1,135,000	300,000	26.4%	362,500	1,797,500
Mohammed Al Rais	726,850	185,000	25.5%	144,750	1,056,600
Frederic Z. Samelian	775,000	193,000	24.9%	—	968,000

(1)
All base salaries effective as of January 1, 2016.
(2)
The expected fair value of the stock options was based on the closing price of the Company's common stock of $3.27 per share on April 1, 2016 for Messrs. Richter and Ghali and $4.31 per share on June 13, 2016 for the other NEOs. For the assumptions made in determining grant date fair values, refer to Note 11 to the consolidated financial statements included in our Annual Report on Form 10-K filed with the SEC on March 31, 2017.
(3)
Total achievable direct compensation consists of base salary, annual incentive bonus target and long-term equity award expected value.

Our 2016 Annual Incentive Compensation Program

Plan Criteria and Rationale

The 2016 annual incentive opportunities for our NEOs are based on our financial performance as measured by EPS.

In 2016, as in past years, the Committee evaluated the continued use of the target annual incentive award's ("TAIA") financial measures using the following principles:

  •
  Metrics that support achievement of an annual Board-approved budget;
  •
  Metrics that support profitable growth while preserving cash for longer-term investment;
  •
  Metrics that are clearly understood and can be affected by the performance of our executives and employees;
  •
  Metrics that are consistent with market practice and commonly used by analysts in assessing our performance; and
  •
  Metrics that over time, are consistent with the creation of long-term shareholder value.

Following this review, the Committee concluded that the continued use of EPS is a comprehensive measure of income and provides an emphasis on profitable growth while focusing managers on expense control.

Target Setting

The 2016 target annual incentive awards for our former CEO and our President and COO were set as a fixed dollar amount ($1,050,000 and $300,000, respectively) and for our other NEOs as a percentage of their respective annual base salary. Target awards are reviewed annually to ensure alignment with our compensation philosophy.

Variances from these target payout values are based upon Company performance against the pre-established EPS goals. The performance/payout relationship around targeted performance levels was set at the beginning of the performance year and reflected our expectation for the year that management should strive to achieve our plan and be held accountable with lower than target payouts if performance fell below plan. Our 2016 plan used the following performance and payout relationship:

Level	EPS Performance (% of "Target Performance")	Payout (% of Target Pay Opportunity)

Below Threshold	<80%	0%
Threshold	80%	50%
Target	100%	100%
Superior	120%	150%
Maximum	140%	200%

Financial Results for TAIA Purposes

The Committee set the TAIA target based on its evaluation of the budget-based amount and its assessment that the target contained a sufficient degree of "stretch." This target, actual 2016 performance and 2016 TAIA bonus payouts for our NEOs are shown in the tables below.

 2016 TAIA Performance Metrics, Weight and Achievement

		Financial Objectives

Metric	Metric Weight	Threshold	Target	Maximum	Actual 2016 Results	Bonus Payout Factor
EPS (1)	100%	$0.24	$0.30	$0.42	($0.36)	0.0%

(1)
EPS for annual incentive purposes is based on diluted earnings per common share.

2016 TAIA Threshold, Target, Maximum and Actual Payouts

Name	2016 Target Award	2016 Threshold Award (50% of Target Award)	2016 Maximum Award (200% of Target Award)	Bonus Payout Factor	2016 TAIA Award

David L. Richter	$1,050,000	$525,000	$2,100,000	0.0%	—
John Fanelli III	116,250	58,250	233,000	0.0%	—
Raouf S. Ghali	300,000	150,000	600,000	0.0%	—
Mohammed Al Rais	185,000	92,500	370,000	0.0%	—
Frederic Z. Samelian	193,000	96,500	386,000	0.0%	—

Our Long-Term Equity Incentive Program

Plan Criteria and Rationale

Long-term incentive compensation for all our executive officers, including our NEOs, is entirely equity-based. Historically, we have delivered this compensation opportunity through the use of stock options.

Stock option awards are used to complement the TAIA financial metric focus by aligning the team around actions that will promote the long-term growth of our share price. Our options also have a five-year vesting schedule in order to promote retention of our leaders.

In this way, the combination of our TAIA and options balance the focus of our team in a coordinated way around short-term financial and longer-term share price performance, both of which are directly linked to value creation for stockholders.

Equity Award Grant Practices

The Committee's equity-based awards policy contains rules on determining the grant date of equity awards and the exercise price of any stock options, which must be at least equal to the fair market value of our stock on the grant date.

2016 Long-Term Equity Awards

In 2016, long-term equity plan participants, including our NEOs, received a grant of stock options.

The value of each NEO award was determined by the Committee after considering company performance, individual impact on our financial results, market norms and relative duties and responsibilities. The value of the grants made during 2016 to our NEOs are shown in the following table.

2016 Long-Term Equity Award Value

Name	Number of Shares Underlying Stock Options	Aggregate Grant Date Fair Value of Stock Options (1)	Percentage of TDC (2)

David L. Richter	500,000	$677,500	20.7%
John Fanelli III	50,000	96,500	14.2%
Raouf S. Ghali	250,000	362,500	20.2%
Mohammed Al Rais	75,000	144,750	17.4%
Frederic Z. Samelian	—	—	—

(1)
The expected fair value of the stock options was based on the closing price of the Company's common stock of $3.27 per share on April 1, 2016 for Messrs. Richter and Ghali and $4.31 per share on June 13, 2016 for the other NEOs. For the assumptions made in determining grant date fair values, refer to Note 11 to the consolidated financial statements included in our Annual Report on Form 10-K filed with the SEC on March 31, 2017.
(2)
TDC consists of base salary and annual and long-term incentive opportunities.

Part 2 — Compensation Framework

Compensation Philosophy and Objectives

Our compensation philosophy is to provide competitive executive officer pay opportunities tied to our short-term and long-term success. This overriding pay-for-performance approach enables us to attract, motivate and retain the type of executive leadership that will help us achieve our strategic objectives and realize increased stockholder value. To reach these goals, we have adopted the following program objectives:

  •
  Link management compensation with the interests and experience of stockholders.

  •
  Support achievement of operating performance, strategic objectives and share price growth through variable compensation programs.

  •
  Be fair and market-competitive to assure access to needed talent and encourage retention.

  •
  Provide compensation opportunities that are consistent with each executive's responsibilities, experience and performance.

  •
  Design compensation incentive programs that promote a sensible risk/reward balance, and that do not encourage unnecessary or unreasonable risk-taking.

  •
  Use perquisites sparingly.

Applying our Compensation Philosophy

We apply our compensation philosophy and objectives as follows:

Compensation Component	Objectives

Base Salary	Fair and competitive compensation to attract, retain and reward executive officers by providing a fixed level of cash compensation tied to experience, skills and capability relative to the market.

Annual Incentive (Non-Equity) Award	Cash bonus aligns executives with annual goals and objectives.

Creates direct link to annual financial and operational performance.

Provides the opportunity for NEOs to receive market-competitive total cash compensation when commensurate with performance.

Long-Term Incentive Award	Aligns executive officers' interests with those of stockholders by linking compensation with corporate performance that will lead to increased share price for our stockholders.

Retains and provides incentives to executive officers through multi-year stock option vesting.

Promotes a sensible balance of risk and reward, without encouraging unnecessary or unreasonable risk-taking.

Provides the opportunity for NEOs to receive market-competitive TDC when commensurate with performance

Change in Control Severance Plan	Minimizes distractions and personal financial uncertainty created by a pending or threatened change in control by providing compensation and benefit arrangements for NEOs who do not have an employment agreement upon termination due to a change in control.

401 (k) Plan	Attracts and retains U.S. executives by providing a level of retirement investment in a tax-efficient manner.

Employee Stock Purchase Plan	Attracts, retains and aligns executives with stockholders by providing an opportunity to be compensated through the benefits of stock ownership and to acquire an interest in the Company.

Competitive Positioning

In support of our compensation philosophy, we target the compensation values consistent with the markets with which we compete for executive talent, capital and business; for our former CEO, this market is defined as our Selected Peer Group.

The Selected Peer Group is composed of companies with size, industry, operational and client characteristics that are similar to Hill.

Generally, we use data drawn from this group as a reference which the Committee reviews competitive pay practices, design approaches and for pay-for-performance comparisons.

Where compensation data and practices are not available from companies within the Selected Peer Group, the Committee also references broader survey sources which include other companies of comparable size, scope and complexity, with which we compete for talent. This approach provides the Committee with decision-quality data and context. The Committee annually evaluates and, if appropriate, updates the composition of the Selected Peer Group and approach to collecting broader compensation benchmarking data. The 2016 Selected Peer Group consisted of the following companies:

2016 Selected Peer Group

CRA International, Inc.    Exponent, Inc.    Huron Consulting Group, Inc.    Navigant Consulting, Inc.

For our other NEOs, we relied upon data samples and a market survey provided by our independent compensation consultant.

Setting Compensation Targets and Performance Goals

The Committee annually reviews the total compensation opportunity of each executive officer — i.e., cash compensation (salary and target annual incentive opportunity) and long-term equity compensation (target long-term equity value).

The Committee, with periodic input from an independent consultant, then sets the executive's compensation target for the current year. Salary adjustments, if any, typically become effective as of January 1 of each year or upon a promotion. The compensation proposal for our former CEO and our President and COO is reviewed with and ratified by the independent directors of the Board in executive session.

In making its decisions, the Committee uses several resources and tools, including competitive market information and peer group compensation trends, broader survey sources and the larger executive compensation environment.

For 2016, the Committee set target performance levels for the financial objectives used in the TAIA and concluded that there was an appropriate correlation between payout and performance levels (at target, threshold and maximum) in light of the business environment, risks associated with achieving our five-year strategic plan and other factors.

Evaluating Performance

For our NEOs, performance determination under the TAIA was 100% based on financial metrics. The Committee also considers competitive market norms in making final compensation decisions.

Role of the Compensation Committee and Management

The Committee reviews all of our compensation and benefit programs. As part of its review of these programs, the Committee evaluates the competitiveness of compensation and benefits packages offered to our named executive officers and other executive officers. In addition, the Committee reviews and approves our corporate incentives, goals and performance objectives as well as the incentives, goals and performance objectives we establish for individuals under our compensation and benefit programs. The Committee evaluates the level of achievement of the corporate incentives, goals and performance objectives set for individuals and, based on the level of achievement, approves any awards dependent on these criteria under our compensation and benefit programs.

Consistent with prior years, as part of the executive compensation decisions made in 2016, our former Chief Executive Officer and our President and Chief Operating Officer made recommendations to the Committee regarding the levels and elements of compensation for the named executive officers, other than themselves, as well as for other executive officers of the Company. The Committee also received a compensation analysis regarding our senior executive officers, including our NEOs, from its compensation consultant, Pay Governance LLC, an executive compensation advisory firm. After considering the analysis prepared by Pay Governance LLC and the recommendations of our former Chief Executive Officer and our President and Chief Operating Officer, the Committee determined its recommendations to the Board for the Board's approval of the compensation for our NEOs. In determining its recommendations to the Board, the Committee relied considerably on assessments by our former Chief Executive Officer and our President and Chief Operating Officer of the performance and contribution of the other named executive officers and utilized the advice of Pay Governance LLC primarily as an effective "market check" designed to assure that compensation for the other named executive officers would be appropriate in view of other compensation packages that may be offered by the Company's peers and other prospective employers of these executives.

Post-Employment Compensation Arrangements

Termination Payments

In the event of a change in control, we provide certain senior executive officers with benefits upon termination in various circumstances under our 2015 Senior Executive Retention Plan (the "2015 Retention Plan") and under our 2016 Executive Retention Plan (the "2016 Retention Plan" and, collectively with the 2015 Retention Plan, the "Retention Plans"). The Retention Plans provide change in control severance benefits only upon the occurrence of a "double-trigger" (change in control and termination of employment). Generally, the benefits under the 2015 Retention Plan provide for one year of salary and benefits continuation; the benefits under our 2016 Retention Plan provide for two years of salary upon termination following a change in control. For 2016, each of our NEOs, except our former CEO and our President and COO, was eligible to receive benefits under the 2015 Retention Plan, and Mr. Fanelli and Al Rais were eligible to receive benefits under the 2016 Retention Plan.

Under his employment agreement, Mr. Ghali is eligible to receive certain benefits if (i) his employment is terminated by the Company without cause, (ii) he terminates his employment for good reason or (iii) he terminates his employment within two years of a change in control of the Company. Generally, these benefits provide for the payment of a lump sum of $2,270,000 (two times his 2016 salary) upon termination.

As of May 3, 2017, Mr. Richter is no longer an employee of the Company. We detail the compensation estimated to be paid to our NEOs under various termination circumstances as of December 31, 2016 in the section below titled "Executive Officer Compensation — Potential Payments Upon Termination or Change in Control."

Other Compensation Policies

Personal Benefits

We provide our NEOs with other benefits that we believe are reasonable and competitive so that we may attract and retain talented senior executives. In total, they represent a small percentage of each NEO's overall compensation and generally are identical to the benefits provided to all other Hill employees.

Policy on Hedging and Pledging

Our insider trading policy contains restrictions on certain transactions in Company stock by executive officers and directors. All trades by executive officers and directors must be pre-cleared. The executive officers and directors are prohibited from any trading in puts or calls, from engaging in short sales of Company stock or from hedging Company stock. Making pledges of Company stock or using it as loan collateral or as part of a margin account in the future is prohibited unless expressly approved by the Board.

Risk Considerations in Our Compensation Programs

The Committee has reviewed our compensation policies and practices for the Company's executive officers and concluded that any risks arising from these policies and programs are not reasonably likely to have a material adverse effect. The Committee believes that the mix and design of the elements of our compensation program are appropriate and encourage executive officers and key employees to strive to achieve goals that benefit the Company and our stockholders over the long term. Our compensation policies and procedures are applied uniformly to all eligible participants and when viewed in aggregate, our programs provide sufficient safeguards, balance and governance that does not encourage excessive risk-taking by our employees.

Part 3 — 2017 Compensation Committee Actions

2017 Committee Actions

The Committee continues the process of reviewing the Company's compensation philosophy and evaluating the design and performance of our executive compensation programs to ensure we have a program that aligns with governance and market best practices to the fullest extent possible while ensuring it is structured to best support achievement of our business strategy and human capital needs. As a result of this ongoing review and evaluation, the Committee has already taken the following actions at this point in 2017:

No Salary Increases — Maintained salaries for named executive officers at 2016 amounts; re-affirmed that there will be generally no or limited salary adjustments for this group in the near future.

2017 TAIA Bonus Plan for our President and COO — Adopted 2017 TAIA for our President and COO entirely based on achieving superior EPS results for the year with an annual bonus target award opportunity of $300,000. Target EPS performance has been set at a premium over the 2017 operating budget and in excess of last year's actual EPS results. The overall performance/payout range for 2017 has been set as follows:

Level	EPS Performance (% of "Target Performance")	Payout (% of Target Pay Opportunity)

Below Threshold	<80%	0%
Threshold	80%	50%
Target	100%	100%
Superior	120%	150%
Maximum	140%	200%

2017 Bonus Pool for other executive officers, including the other NEOs — Established a discretionary bonus pool for our executive officers, including our other NEOs, which is equal to ten percent (10%) of the after-tax profit of the Company in 2017 to be distributed in proportion to each bonus pool participant's base salary. Our Interim CEO and our President and COO only have the option to award either 100% of the participant's entitled proportion of the bonus pool or award no bonus to the participant. Our Interim CEO and our President and COO do not have the option to award a percentage other than 0% or 100% to each participant. If our Interim CEO and our President and COO determine that a participant in the bonus pool will not receive a bonus, their potential share is removed from the pool, i.e., it is not shared among remaining participants.

Premium-Priced Stock Option Grants — The 2017 Long-Term Incentive Awards to our former CEO were in the form of Premium-Priced stock options. Mr. Richter was granted 100,000 stock options with a premium exercise price of $7.00, representing a 50.5% premium over the $4.65 closing price of our common stock on the date of grant.

Revised Director Compensation — Following a market review by our independent compensation consultant, the compensation provided to our non-employee directors was revised to $120,0000 annually to better align with market median and is comprised of $80,000 annual cash compensation, payable quarterly, and $40,000 in deferred stock units in the Company's common stock. Also, the Board revised the compensation of the Chairman of the Board to receive an additional annual retainer of $60,000, payable as $30,000 in cash and $30,000 in the form of deferred stock units.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis set forth above with the Company's management. Based on such review and discussion, the Compensation Committee recommended to the Board, and the Board approved, the inclusion of the Compensation Discussion and Analysis in this Proxy Statement.

Compensation Committee

Steven R. Curts (Chairman)
Paul J. Evans (prior member)
David Sgro

EXECUTIVE OFFICER COMPENSATION

Summary Compensation Table

The following table contains information concerning the annual compensation for our NEOs during 2016, 2015 and 2014.

Summary Compensation Table

Name and Principal Position	Year	Salary $	Bonus $	Option Awards $ (1) (2)	Non-Equity Incentive Plan Compensation $	All Other Compensation $ (3)	Total $

David L. Richter	2016	1,545,000	—	677,500	—	146,301	2,368,801
Former Chief Executive	2015	1,500,000	—	1,010,000	680,583	119,505	3,629,505
Officer (4)	2014	1,000,000	—	1,100,000	272,000	103,050	2,475,050

John Fanelli III	2016	465,000	—	96,500	—	16,969	578,469
Executive Vice President	2015	450,000	50,000	103,500	—	15,487	618,987
and Chief Financial Officer	2014	410,000	50,000	65,750	—	11,989	537,739

Raouf S. Ghali	2016	1,135,000	—	362,500	—	51,238	1,548,738
President and Chief	2015	1,100,000	—	414,000	136,117	45,935	1,759,935
Operating Officer	2014	950,000	150,000	263,000	—	58,285	1,421,285

Frederic Z. Samelian	2016	775,000	—	—	—	89,602	864,602
Former President,	2015	750,000	50,000	51,750	—	19,123	870,873
Construction Claims Group (5)	2014	720,000	50,000	105,200	—	18,488	893,688

Mohammed Al Rais	2016	689,744	—	144,750	—	42,238	876,732
Regional President (Middle	2015	684,294	140,028	103,500	—	45,919	973,741
East), Project Management Group	2014	622,086	125,020	131,500	—	32,741	911,347

(1)
The amounts reported in this column reflect the aggregate grant date fair value of grants of stock options calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 ("ASC 718"). The calculation of these amounts disregards the estimate of forfeitures related to time-based vesting conditions. The amounts in this column do not reflect compensation actually received by the named executive officer. The actual value, if any, that an executive may realize from an award is contingent upon the satisfaction of the conditions to vesting in that award, and upon the excess of the stock priced over the exercise price, if any, on the date the award is exercised. Thus, there is no assurance that the value, if any, eventually realized by the named executive officer will correspond to the amount shown.
(2)
The Black-Scholes option valuation model is used to estimate the fair value of the options in accordance with ASC 718. For a discussion of the assumptions used, see Note 11 to the Company's 2015 consolidated financial statements included in our Annual Report on Form 10-K filed with the SEC on March 29, 2016.
(3)
Hill provides its NEOs with additional benefits, reflected in the table below for 2016, that Hill believes are reasonable, competitive and consistent with the Company's overall executive compensation program.
(4)
Mr. Richter was promoted to CEO on December 31, 2014. He was previously our President and COO. As of May 3, 2017, Mr. Richter is no longer employed by the Company.
(5)
As of January 2, 2017, Mr. Samelian is no longer employed by the Company.

Name	Life Insurance $	Vehicle(s) and Parking $	Private Club $	Medical and Disability $	401 (k) Match $	Accrued Vacation $	Total Other Compensation $

David L. Richter	1,260	85,881	4,820	21,990	2,650	29,700	146,301
John Fanelli III	1,172	4,500	—	5,072	2,650	3,575	16,969
Raouf S. Ghali	1,260	—	—	25,510	2,650	21,818	51,238
Frederic Z. Samelian	1,260	70,000	—	15,692	2,650	—	89,602
Mohammed Al Rais	—	37,106	—	5,132	—	—	42,238

Grants of Plan-Based Awards

The following table presents information about plan-based awards made to our named executive officers in 2016:

Name		Estimated Future Payments Under Non-Equity Incentive Plan Awards (1)			All other option awards: number of securities underlying options	Exercise or base price of option awards	Grant date fair value of stock and option awards

	Grant Date	Threshold	Target	Maximum	(#) (2)	(per Sh)	(3)
David L. Richter	4/2/16	$525,000	$1,050,000	$2,100,000	250,000	$4.00	$677,500
					250,000	5.00
John Fanelli III	6/13/16	58,250	116,500	233,000	25,000	4.31	96,500
					25,000	5.17
Raouf S. Ghali	4/2/16	150,000	300,000	600,000	250,000	4.00	362,500
Frederic Z. Samelian		96,500	193,000	386,000	—	—	—
Mohammed Al Rais	6/13/16	92,500	185,000	370,000	37,500	4.31	144,750
					37,500	5.17

(1)
The amounts listed represent potential threshold, target and maximum bonuses available to our former CEO and our President and COO under the Bonus Plan for 2016. The actual payments are reported above in the Summary Compensation Table in the column entitled "Non-Equity Incentive Plan Compensation."
(2)
Represents options issued under the 2006 Employee Stock Option Plan. Information regarding the vesting schedules and expiration of these options is included in the "Outstanding Equity Awards at Fiscal Year-End" table and the footnotes thereto. Options will vest on an accelerated basis upon the executive's termination of employment under certain circumstances. Additional information regarding the vesting acceleration provisions applicable to equity awards is included under the heading "Potential Payments upon Termination or Change in Control."
(3)
See footnotes 1 and 2 to the Summary Compensation Table regarding calculation of these amounts.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The following table presents information with respect to outstanding equity awards held by our named executive officers as of December 31, 2016.

Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable		Option exercise price		Option expiration date

David L. Richter	265,000	—	(1)	$5.83		3/31/2017
	453,668	—	(2)	7.32	(3)	1/26/2016
	440,100	—	(4)	5.47	(3)	3/6/2017
	375,000	125,000	(5)	4.04	(3)	1/21/2018
	200,000	300,000	(6)	3.95		1/2/2021
	100,000	400,000	(7)	3.91		1/2/2022
	—	250,000	(8)	4.00		4/2/2023
	—	250,000	(8)	5.00		4/2/2023

John Fanelli III	10,000	—	(9)	6.31		6/3/2018
	15,000	10,000	(10)	3.67		1/21/2020
	10,000	15,000	(11)	4.95		3/10/2021
	10,000	40,000	(12)	4.03		1/27/2022
	—	25,000	(13)	4.31		6/13/2023
	—	25,000	(13)	5.17		6/13/2023

Raouf S. Ghali	50,000	—	(9)	6.31		6/3/2018
	60,000	40,000	(10)	3.67		1/21/2020
	40,000	60,000	(11)	4.95		3/10/2021
	40,000	200,000	(12)	4.03		1/27/2022
	—	250,000	(14)	4.00		4/2/2023

Frederic Z. Samelian	25,000	—	(9)	6.31		6/3/2018
	30,000	20,000	(10)	3.67		1/21/2020
	16,000	24,000	(11)	4.95		3/10/2021
	5,000	20,000	(12)	4.03		1/27/2022
Mohammed Al Rais	24,000	16,000	(10)	3.67		1/21/2020
	20,000	30,000	(11)	4.95		3/10/2021
	10,000	40,000	(12)	4.03		1/27/2022
	—	37,500	(13)	4.31		6/13/2023
	—	37,500	(13)	5.17		6/13/2023

(1)
These options were granted on March 31, 2010 and vest at the rate of 20% per year with vesting dates of March 31, 2011, 2012, 2013, 2014 and 2015.
(2)
These options were granted on January 26, 2011 and vest at the rate of 25% per year with vesting dates of January 26, 2012, 2013, 2014 and 2015.
(3)
The named executive officer's beneficial ownership of the Company's common stock exceeded 10% on the grant date. The 2006 Employee Stock Option Plan requires that the grant of incentive stock options to a stockholder whose ownership of the Company exceeds 10% at the time of grant be made at an exercise price equal to 110% of the fair market value of the Company's common stock at the date of grant.
(4)
These options were granted on March 6, 2012 and vest at the rate of 25% per year with vesting dates of March 6, 2013, 2014, 2015 and 2016.
(5)
These options were granted on January 21, 2013 and vest at the rate of 25% per year with vesting dates of January 21, 2014, 2015, 2016 and 2017. Pursuant to the terms of Mr. Richter's Separation Agreement, the Company amended the expiration date of these options to be May 3, 2018. For further information, see the description of Mr. Richter's Separation Agreement in the section titled "Employment Agreement with our Former CEO."
(6)
These options were granted on January 2, 2014 and vest at the rate of 20% per year with vesting dates of January 2, 2015, 2016, 2017, 2018 and 2019. Pursuant to the terms of Mr. Richter's Separation Agreement, the Company accelerated the vesting of these options to be fully vested on May 3, 2017 and amended the expiration date of these options to be May 3, 2018. For further information, see the description of Mr. Richter's Separation Agreement in the section titled "Employment Agreement with our Former CEO."
(7)
These options were granted on January 2, 2015 and vest at the rate of 20% per year with vesting dates of January 2, 2016, 2017, 2018, 2019 and 2020. Pursuant to the terms of Mr. Richter's Separation Agreement, the Company accelerated the vesting of these options to be fully vested on May 3, 2017 and amended the expiration date of these options to be May 3, 2018. For further information, see the description of Mr. Richter's Separation Agreement in the section titled "Employment Agreement with our Former CEO."

(8)
These options were granted on April 2, 2016 and vest at the rate of 20% per year with vesting dates of April 2, 2017, 2018, 2019, 2020 and 2021. Pursuant to the terms of Mr. Richter's Separation Agreement, the Company accelerated the vesting of these options to be fully vested on May 3, 2017 and amended the expiration date of these options to be May 3, 2018. For further information, see the description of Mr. Richter's Separation Agreement in the section titled "Employment Agreement with our Former CEO."
(9)
These options were granted on June 3, 2011 and vest at the rate of 20% per year with vesting dates of June 3, 2012, 2013, 2014, 2015 and 2016.
(10)
These options were granted on January 21, 2013 and vest at the rate of 20% per year with vesting dates of January 21, 2014, 2015, 2016, 2017 and 2018.
(11)
These options were granted on March 10, 2014 and vest at the rate of 20% per year with vesting dates of March 10, 2015, 2016, 2017, 2018 and 2019.
(12)
These options were granted on January 27, 2015 and vest at the rate of 20% per year with vesting dates of January 27, 2016, 2017, 2018, 2019 and 2020.
(13)
These options were granted on June 13, 2016 and vest at the rate of 20% per year with vesting dates of June 13, 2017, 2018, 2019, 2020 and 2021.
(14)
These options were granted on April 2, 2016 and vest at the rate of 20% per year with vesting dates of April 2, 2017, 2018, 2019, 2020 and 2021.

Option Exercises

The following table provides information on the exercise of stock options by our named executive officers during 2016.

	Option Awards

Name	Number of Shares acquired on exercise (#)	Value realized on exercise
David L. Richter	150,000	$117,000
John Fanelli III	20,000	25,400
Raouf S. Ghali	55,489	70,471
Frederic Z. Samelian	—	—
Mohammed Al Rais	—	—

Employment Agreement with Our Former CEO

Under an agreement effective December 31, 2014 with a five-year term, our former CEO, David L. Richter, received a base salary of no less than $1,000,000, to be adjusted annually, and was eligible to receive an annual bonus based upon the achievement of performance criteria that was to be established by the Board or its Compensation Committee for the applicable year. He also was eligible to receive an annual long-term incentive award, which may consist of stock options issued by the Company, shares of restricted stock of the Company, and other forms of equity-based, equity-linked or other long-term incentive compensation. The amount and other terms of long-term incentive awards made to him, if any, were determined by the Board or its Compensation Committee. The agreement established his total direct compensation opportunity, consisting of base salary and annual and long-term incentive opportunities at least at the 75th percentile of CEOs in our Selected Peer Group. The agreement further provided that he was entitled to all benefits of employment provided to other employees of the Company and provided Mr. Richter with two vehicles for his use during the employment term.

On May 2, 2017, David L. Richter notified the Company of his decision to resign from his positions as Chief Executive Officer and as a member of the Board, effective on May 3, 2017.

The Company and Mr. Richter have entered into a Separation Agreement and General Release of Claims, dated May 2, 2017 (the "Separation Agreement"). Among other matters, the Separation Agreement provides as follows:

  •
  Mr. Richter will receive $3,300,000 in severance which will be paid as follows: (i) $1,100,000 as of the date of the Effective Date (as defined in the Agreement) and (ii) $2,200,000 payable in equal installments over a period of two years from the Effective Date.
  •
  The Company will pay COBRA premiums for health care coverage substantially similar to Mr. Richter's current coverage for a period of 18 months. The Company will also pay $20,000 on the Effective Date to be used to defray the cost of future health care coverage.
  •
  Mr. Richter will receive the right to continue to use one vehicle currently provided to him by the Company until September 1, 2017, with the Company remaining responsible for related costs until such date. Mr. Richter will receive title to the other vehicle currently provided to him by the Company.
  •
  The Company agrees to accelerate the vesting of all options granted to Mr. Richter under the Company's 2006 Employee Stock Option Plan. In addition, the Separation Agreement provides for amendments to the terms applicable to certain of Mr. Richter's options so that all portions of Mr. Richter's options that were vested as of the Effective Date will remain exercisable until May 3, 2018.
  •
  Mr. Richter will receive approximately $256,000 related to accrued vacation.
  •
  The Company will reimburse Mr. Richter for up to $20,000 in legal fees related to the Separation Agreement.
  •
  In exchange for the above benefits and a general release by the Company, Mr. Richter executed a release and waiver of claims in favor of the Company and its affiliates (such release to become effective upon expiration of the applicable revocation period). Pursuant to the Separation Agreement, Mr. Richter agrees to not compete with or the Company or solicit the Company's customers or employees for a period of two years. The Company will be entitled to injunctive relief for any breach of an obligation under the Separation Agreement by Mr. Richter.

Following the entrance into the Separation Agreement, the Company is no longer obligated to provide any compensation or benefits to Mr. Richter under his prior employment agreement other than as set forth in the Separation Agreement.

Employment Agreement with Our President and COO

Under an agreement effective August 18, 2016 with a five-year term, our President and COO, Raouf S. Ghali, is to receive a base salary the amount of which shall be reviewed annually by the Company's Compensation Committee. Mr. Ghali's current base salary is $1,135,000 per annum. In addition to base salary, Mr. Ghali will be eligible to receive an annual bonus based upon the achievement of performance criteria to be established by the Board or its Compensation Committee for the applicable year. Mr. Ghali also will be eligible to receive an annual long-term incentive award, which may consist of stock options issued by the Company, shares of restricted stock of the Company, and other forms of equity-based, equity-linked or other long-term incentive compensation. The amount and other terms of long-term incentive awards made to Mr. Ghali, if any, will be determined by the Board or its Compensation Committee. The agreement further provides that Mr. Ghali is entitled to all benefits of employment provided to other employees of the Company. Mr. Ghali may terminate the employment agreement at any time upon no less than 30 days prior written notice to the Company of such termination.

2015 Senior Executive Retention Plan

On January 27, 2015, the Board adopted the Hill International, Inc. 2015 Senior Executive Retention Plan (the "2015 Retention Plan") and became effective immediately. The Board adopted the 2015 Retention Plan as part of its effort to minimize distractions to certain executives created by a pending or threatened change in control and to provide such executives with compensation and benefit arrangement upon a change in control which ensure that the executives' expectations will be satisfied. The 2015 Retention Plan provides certain severance benefits during the two-year period immediately following a change in control (as defined in the 2015 Retention Plan) to certain senior officers of the Company as selected by the Board, including each of the Company's named executive officers with the exception of those officers who have separate employment agreements or other arrangements with the Company providing for severance, in the event of (i) involuntary termination of employment by the Company other than for certain events constituting "cause" set forth in the 2015 Retention Plan, or (ii) voluntary resignation for good reason (as defined in the 2015 Retention Plan). Under the 2015 Retention Plan, following a qualifying termination, the participant will receive (i) a lump-sum payment of an amount equal to one year of the executive's then base annual salary, payable within 30 days after the effective date of the event giving rise to the benefits under the 2015 Retention Plan, and (ii) if the executive's employment is terminated by the Company "without cause" or by the executive for "good reason" during the two-year period immediately following a change in control, any and all stock options, stock grants or other equity-based compensation granted to such executive will immediately vest. If required by Internal Revenue Code Section 409A, payments or benefits to certain executives may be delayed by up to 6 months from the date of termination. A participant that is a party to any employment agreement or other arrangement with the Company providing for severance is not eligible to receive benefits under the Plan unless he or she waives any rights to such other severance.

As of December 31, 2016, Frederic Z. Samelian was designated as a Participant under the 2015 Retention Plan; effective January 2, 2017, Mr. Samelian is no longer employed by the Company.

2016 Executive Retention Plan

Effective November 3, 2016, the Board adopted the Company's 2016 Executive Retention Plan (the "2016 Retention Plan") which provides for the payment of severance benefits by the Company to certain designated employees (each a "Participant") whose employment is permanently terminated due to an Involuntary Termination (as defined in the 2016 Retention Plan). Upon termination of a Participant's employment by the Company without "Cause" (as set forth in the 2016 Retention Plan) or by the Participant for "Good Reason" (as defined in the Plan), the Company will be required to pay to the Participant a lump sum cash payment in an amount equal to one times the Participant's base salary at such time; notwithstanding the foregoing, if the termination is within one year following a Change in Control (as defined in the 2016 Retention Plan), the Company will be required to pay to the Participant a lump sum cash payment in an amount equal to two times the Participant's base salary at such time and any and all unvested stock options, stock grants or other stock based compensation granted to the Participant shall then immediately vest.

Effective November 3, 2016, John Fanelli, III and Mohammed Al Rais were designated as Participants under the 2016 Retention Plan. No other named executive officer was designated as a Participant under the 2016 Retention Plan.

Potential Payments Upon Termination or Change in Control

The Company has entered into agreements and maintains plans that will require the Company to provide compensation to certain individuals in the event of a termination of employment and/or a change in control of the Company. The potential amount of compensation payable to each individual in each situation is set forth in the tables below. The amounts shown in the tables assume that termination of the individual and/or a change in control occurred on December 31, 2016 and are based on the closing price per share of Hill common stock on that date of $4.35. The actual amounts to be paid will depend on the circumstances and time of the termination or change in control. Please see "Employment Agreement with Our Former CEO" and "Employment Agreement with our President and COO" for a description of the material terms of the employment agreement we entered into with each of our former CEO and our President and COO. In addition, the Company has change in control arrangements with our other NEOs.

David L. Richter

Payments and Benefits	Death		By Company Without Cause		By Executive for Good Reason		By Executive Within Two Years Following a Change in Control

Cash payment	$386,250	(1)	$4,635,000	(2)	$4,635,000	(2)	$4,635,000	(2)
Cost of continued benefits of employment accorded to Company employees	—		65,970	(3)	65,970	(3)	65,970	(3)
Automobile expenses	—		257,643	(4)	257,643	(4)	257,643	(4)
Vesting of stock options	—		422,250	(5)	—		—

(1)
Upon David L. Richter's death, the Company shall continue to pay to his surviving spouse his then base salary, for a period of 90 days. On December 31, 2016, Mr. Richter's base salary was $1,545,000. As of May 3, 2017, Mr. Richter is no longer an employee of the Company.
(2)
The Company is required to make this cash payment to Mr. Richter within thirty days after the effective date of such termination in an amount equal to three years of his then base salary if (i) his employment is terminated by the Company without cause, (ii) he terminates his employment for good reason or (iii) he terminates his employment within two years of a change in control of the Company.
(3)
Mr. Richter is entitled to all benefits of employment provided to other employees of the Company in comparable positions for a period of three years.
(4)
The Company is required to continue to provide Mr. Richter with two Company vehicles appropriate to his position and pay all insurance, fuel, maintenance and operating expenses of such vehicles for a period of three years if (i) his employment is terminated by the Company without cause, (ii) he terminates his employment for good reason or (iii) he terminates his employment within two years of a change in control in the Company.
(5)
Mr. Richter's stock options immediately vest if the Company terminates him without cause. As of December 31, 2016, Mr. Richter had unvested stock options to purchase 125,000 shares at an exercise price of $4.04 per share, 300,000 shares at $3.95 per share, 400,000 shares at $3.91 per share, 250,000 shares at $4.00 per share and 250,000 shares at $5.00 per share. This amount represents the intrinsic value of the award based on the difference between the exercise price and $4.35, the closing price of the Company's common stock on December 31, 2016. The amount reported does not include the value of accelerated options where the exercise price of such options exceeded the closing price of the Company's common stock on December 31, 2016.

John Fanelli III

Payments and Benefits	By Company Without Cause		By Executive for Good Reason		By Executive Within One Year Following a Change in Control

Cash payment	$465,000	(1)	$465,000	(1)	$930,000	(2)
Vesting of stock options	—		—		20,600	(3)

(1)
Pursuant to the 2016 Retention Plan, the Company is required to make this cash payment to Mr. Fanelli at the effective date of such termination in an amount equal to his then base salary.
(2)
Pursuant to the 2016 Retention Plan, the Company is required to make this cash payment to Mr. Fanelli at the effective date of such termination in an amount equal to two times his then base salary.
(3)
Mr. Fanelli's stock options immediately vest if he is involuntarily terminated within two years following a change in control. As of December 31, 2016, Mr. Fanelli had unvested stock options to purchase 10,000 shares at an exercise price of $3.67 per share, 15,000 shares at $4.95 per share, 40,000 shares at $4.03 per share, 25,000 shares at $4.31 and 25,000 shares at $5.17. This amount represents the intrinsic value of the award base on the difference between the exercise price and $4.35, the closing price of the Company's common stock on December 31, 2016. The amount does not include the value of accelerated options where the exercise price of such options exceeded the closing price of the Company's stock on December 31, 2016.

Raouf S. Ghali

Payments and Benefits	By Company Without Cause		By Executive for Good Reason		By Executive Within Two Years Following a Change in Control

Cash payment	$2,270,000	(1)	$2,270,000	(1)	$2,270,000	(1)
Vesting of stock options	165,900	(2)	—		—

(1)
The Company is required to make this cash payment to Mr. Ghali within thirty days after the effective date of such termination in an amount equal to three years of his then base salary if (i) his employment is terminated by the Company without cause, (ii) he terminates his employment for good reason or (iii) he terminates his employment within two years of a change in control of the Company.
(2)
Mr. Ghali's stock options immediately vest if the Company terminates him without cause. As of December 31, 2016, Mr. Ghali had unvested stock options to purchase 40,000 shares at an exercise price of $3.67 per share, $60,000 shares at $4.95 per share, 200,000 shares at $4.03 per share and 250,000 shares at $4.00 per share. This amount represents the intrinsic value of the award based on the difference between the exercise price and $4.35, the closing price of the Company's common stock on December 31, 2015. The amount reported does not include the value of accelerated options where the exercise price of such options exceeded the closing price of the Company's common stock on December 31, 2015.

Frederic Z. Samelian

Payments and Benefits	For Involuntary Termination Within Two Years Following a Change of Control

Cash payment	$775,000	(1)
Vesting of stock options	20,000	(2)

(1)
The Company would have been required to make this cash payment to Mr. Samelian at the effective date of such termination in an amount equal to his then base salary. As of January 2, 2017, Mr. Samelian is no longer an employee of the Company.
(2)
Mr. Samelian's stock options immediately vest if he is involuntarily terminated within two years following a change in control. As of December 31, 2016, Mr. Samelian had unvested stock options to purchase 20,000 shares at an exercise price of $3.67 per share, 24,000 shares at $4.95 per share and 20,000 shares at an exercise price of $4.03 per share. This amount represents the intrinsic value of the award based on the difference between the exercise price and $4.35 per share, the closing price of the Company's common stock on December 31, 2016. The amount reported does not include the value of accelerated options where the exercise price of such options exceeded the closing price of the Company's common stock on December 31, 2016.

Mohammed Al Rais

Payments and Benefits	By Company Without Cause		By Executive for Good Reason		By Executive Within One Year Following a Change in Control

Cash payment	$689,744	(1)	$689,744	(1)	$1,379,488	(2)
Vesting of stock options	—		—		25,180	(3)

(1)
Pursuant to the 2016 Retention Plan, the Company is required to make this cash payment to Mr. Al Rais at the effective date of such termination in an amount equal to his then base salary.
(2)
Pursuant to the 2016 Retention Plan, the Company is required to make this cash payment to Mr. Al Rais at the effective date of such termination in an amount equal to two times his then base salary.
(3)
Mr. Al Rais' stock options immediately vest if he is involuntarily terminated within one year following a change in control. As of December 31, 2016, Mr. Al Rais had unvested stock options to purchase 16,000 shares at an exercise price of $3.67 per share, 30,000 shares at $4.95 per share, 40,000 shares at $4.03 per share, 37,500 shares at $4.31 per share and 37,500 shares at $5.17 per share. This amount represents the intrinsic value of the award base on the difference between the exercise price and $4.35, the closing price of the Company's common stock on December 31, 2016. The amount does not include the value of accelerated options where the exercise price of such options exceeded the closing price of the Company's stock on December 31, 2016.

DIRECTOR COMPENSATION

Other than our former CEO and our current President and COO whose compensation is reflected on the Summary Compensation Table above, the table below details the compensation paid to our directors for their service as a director in 2016. Previously, the Company paid each non-employee director $120,000 in cash and a grant of restricted stock and stock options for his or her service. In November 2016, the Board revised the compensation paid to each non-employee director to $120,000 for his or her service, of which $80,000 is payable in cash and $40,000 is payable in deferred stock units. Also, the Board revised the compensation of the Chairman of the Board to receive an additional annual retainer of $60,000, payable as $30,000 in cash and $30,000 in the form of deferred stock units. The Chairman of the Compensation Committee and the Chairman of the Governance and Nominating Committee each continue to receive an additional annual committee chairman's fee of $5,000 payable in cash, and the Chairman of the Audit Committee continues to receive an additional annual committee chairman's fee of $10,000 payable in cash.

	Fees Earned or paid in Cash $	Stock Awards $(1)	Option Awards $(1)	Total $

Craig L. Martin (2)	87,500	80,000	10,000	177,500
Camille S. Andrews	85,000	40,000	—	125,000
Brian W. Clymer	90,000	40,000	—	130,000
Steven R. Curts	110,036	40,000	—	150,036
Adam L. Eiseman (3)	11,183	—	—	11,183
Paul J. Evans (4)	20,589	40,000	—	60,589
Alan S. Fellheimer	83,750	40,000	—	123,750
Charles M. Gillman (5)	20,000	40,000	—	60,000
Steven M. Kramer (6)	60,000	—	—	60,000
Gary F. Mazzucco (6)	60,000	—	—	60,000
Irvin E. Richter (6) (7)	—	—	—	—
David Sgro (5)	20,000	40,000	—	60,000

(1)
The amounts reported in these columns reflect the aggregate grant date fair value of stock awards, grants of stock options and grants of deferred stock units ("DSUs") calculated in accordance with ASC 718. The amounts for options and DSUs do not reflect compensation actually received by the director. The actual value, if any, that a director may realize from an option award is contingent upon the excess of the stock price over the exercise price, if any, on the date the option is exercised; the actual value that a director may realize from a DSU is contingent upon the stock price on the date the DSU is settled following the termination of a director's service on the Board. Thus, there is no assurance that the value eventually realized by the director will correspond to the amount shown.
(2)
Mr. Martin was appointed to the Board on February 3, 2016, was appointed as Chairman of the Board on October 5, 2016, and was appointed as Executive Chairman of the Board on May 3, 2017.
(3)
Mr. Eiseman was appointed to the Board on August 11, 2016 and resigned from the Board on September 15, 2016.
(4)
Mr. Evans was elected as a member of the Board effective as of August 11, 2016. Mr. Evans was appointed as our Interim Chief Executive Officer on May 3, 2017. See the section entitled "Compensation Discussion & Analysis — Change in Chief Executive Officer" for further details regarding Mr. Evans' compensation as an officer of the Company.
(5)
Each of Messrs. Gillman and Sgro were elected as members of the Board effective as of August 11, 2016.
(6)
Each of Messrs. Kramer, Mazzucco and Richter ended their respective terms as a member of the Board effective as of August 11, 2016.
(7)
The Company has an employment agreement with Mr. Richter under which the Company is required to pay Mr. Richter a salary of $1,400,000 annually plus certain perquisites. Mr. Richter is an employee of the Company but not an executive officer. Please see the section below titled "Employment Agreement with Irvin E. Richter" for a description of the material terms of Mr. Richter's agreement.

Employment Agreement with Irvin E. Richter

Under an employment agreement effective December 31, 2014 with a five-year term, Irvin E. Richter receives an annual compensation of $1,400,000 and is eligible to receive an annual bonus in an amount, if any, to be determined by the Board. The agreement further provides that Mr. Richter is entitled to all benefits provided to employees of the Company during the term of the agreement. In addition, the Company agrees to provide him with two vehicles for his use and pays certain life insurance, medical and disability premiums during the term of the agreement. During 2016, Mr. Richter received a base salary of $1,400,000 and no bonus. Mr. Richter is entitled to severance benefits upon the occurrence of certain events as set forth in the agreement, including a termination by the Company without cause, by Mr. Richter for good reason or by Mr. Richter within two years of a change of control. If such an event would have occurred on December 31, 2016, Mr. Richter would have been eligible to receive approximately $4,641,000 in severance benefits.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table shows information regarding the beneficial ownership of our common stock as of April 28, 2017, unless otherwise stated in a footnote to the table below, by each person or entity known by us to beneficially own more than five percent of our common stock, by our directors, by our named executive officers and by all our directors and executive officers as a group. For purposes of the following table, "beneficial ownership" means the sole or shared power to vote, or to direct the voting of, a security, or sole or shared investment power with respect to a security, or any combination thereof, and the right to acquire such power (for example, through the exercise of employee stock options granted by the Company) within 60 days. Unless otherwise indicated, the address of each of the beneficial owners is c/o Hill International, Inc., One Commerce Square, 2005 Market Street, 17th Floor, Philadelphia, PA 19103. As of April 28, 2017, there were 51,878,215 shares of our common stock outstanding.

Name and Address of Beneficial Owner	Shares of Common Stock Beneficially Owned

	Number of Shares		Percent
Irvin E. Richter	5,534,999	(1)	10.5%

Bulldog Investors, LLC, Full Value Partners, L.P., Andrew Dakos, Phillip Goldstein and Steven Samuels Park 80 West — Plaza Two 250 Pehle Avenue, Suite 708 Saddle Brook, NJ 07663	3,949,438	(2)	7.6%

Cornwall Capital Management LP 570 Lexington Avenue, Suite 1001 New York, NY 10166	3,432,956	(3)	6.6%

Crescendo Partners II, L.P., Series M2, Crescendo Investments II, LLC, Crescendo Partners III, L.P., Crescendo Investments III, LLC, Crescendo Advisors II LLC and Eric Rosenfeld 777 Third Avenue, 37th Floor New York, NY 10017	2,825,549	(2)	5.4%

Petrus Securities, L.P., Petrus Capital Management, LLC and Petrus Trust Company, LTA P.O. Box 269014 Plano, Texas 75026-9014	2,587,768	(4)	5.0%

NAMED EXECUTIVE OFFICERS AND DIRECTORS
David L. Richter	5,888,330	(5)	10.9%
Raouf S. Ghali	520,758	(6)	*
Frederic Z. Samelian	104,712	(7)	*
Brian W. Clymer	175,143	(8)	*
Alan S. Fellheimer	153,941	(9)	*
Camille S. Andrews	129,252	(10)	*
Mohammed Al Rais	115,567	(11)	*
John Fanelli III	106,014	(12)	*
Steven R. Curts	28,567	(13)	*
Craig L. Martin	32,612	(14)	*
Paul J. Evans	10,958	(15)	*
Charles M. Gillman	10,958	(16)	*
David Sgro	10,958	(17)	*
All directors and executive officers as a group (16 persons)	7,485,021		13.6%

*
Represents less than 1% of the shares outstanding
(1)
The beneficial ownership information is based upon information provided to the Company by Mr. Richter and available to the Company. Includes 875,000 shares issuable upon the exercise of options held by Mr. Richter.
(2)
The beneficial ownership information is based solely upon the Schedule 13D/A filed with the SEC on September 20, 2016, by Bulldog Investors, LLC, Full Value Partners, L.P., Andrew Dakos, Phillip Goldstein, Steven Samuels, Crescendo Partners II, L.P., Series M2, Crescendo Investments II, LLC, Crescendo Partners III, L.P., Crescendo Investments III, LLC, Crescendo Advisors II, LLC, Jamarant Capital, L.P., Jamarant Investors, LLC, Jamarant Advisors, LLC, Eric Rosenfeld, Gregory R. Monahan, David Sgro, Paul J. Evans and Charles Gillman.
(3)
The beneficial ownership information is based solely on a Schedule 13D/A filed with the SEC on May 2, 2016.
(4)
The beneficial ownership information is based solely on a Schedule 13D filed with the SEC on July 19, 2016 by Petrus Securities, L.P., Petrus Capital Management, LLC and Petrus Trust Company, LTA, all of which may be deemed a "group" for purposes of Section 13(d)(3) of the Exchange Act.

(5)
As of May 3, 2017, Mr. Richter is no longer an employee of the Company. Includes 2,100,000 shares issuable upon the exercise of options held by Mr. Richter and 55,886 shares held in the Company's 401(k) Plan for the benefit of Mr. Richter. Does not include 44,000 shares of common stock held by Mr. Richter's minor children or 5,000 shares held by Mr. Richter's spouse, for which Mr. Richter disclaims beneficial ownership. Includes 3,002,840 shares held as collateral.
(6)
Includes 320,000 shares issuable upon the exercise of options held by Mr. Ghali, 25,880 shares of common stock held in the Company's 401(k) Plan and 1,847 shares of common stock held in the Company's employee stock purchase plan.
(7)
As of January 2, 2017, Mr. Samelian is no longer an employee of the Company. The beneficial ownership information for Mr. Samelian is based on information available to the Company as of January 2, 2017 and includes 4,951 shares held in the Company's 401(k) Plan for the benefit of Mr. Samelian.
(8)
Includes 71,415 shares issuable upon the exercise of options and 10,958 shares issuable upon the settlement of deferred stock units held by Mr. Clymer.
(9)
Includes 71,415 shares issuable upon the exercise of options and 10,958 shares issuable upon the settlement of deferred stock units held by Mr. Fellheimer.
(10)
Includes 71,415 shares issuable upon the exercise of options and 10,958 shares issuable upon the settlement of deferred stock units held by Ms. Andrews.
(11)
Includes 82,000 shares issuable upon the exercise of options held by Mr. Al Rais.
(12)
Includes 65,000 shares issuable upon the exercise of options held by Mr. Fanelli, 8,014 shares held in the Company's 401(k) Plan for the benefit of Mr. Fanelli and 12,070 shares held in the Company's employee stock purchase plan.
(13)
Includes 13,274 shares issuable upon the exercise of options and 10,958 shares issuable upon the settlement of deferred stock units held by Mr. Curts.
(14)
Includes 10,101 shares issuable upon the exercise of options and 19,178 shares issuable upon the settlement of deferred stock units held by Mr. Martin.
(15)
Includes 10,958 shares issuable upon the settlement of deferred stock units held by Mr. Evans.
(16)
Includes 10,958 shares issuable upon the settlement of deferred stock units held by Mr. Gillman.
(17)
Includes 10,958 shares issuable upon the settlement of deferred stock units held by Mr. Sgro.

Equity Compensation Plan Information

The following table provides information as of December 31, 2016 for common shares of the Company that may be issued under our 2006 Employee Stock Option Plan, our 2008 Employee Stock Purchase Plan and our 2009 Non-Employee Director Stock Grant Plan. See Note 13 to our consolidated financial statements included in our Annual Report on Form 10-K filed with the SEC on March 31, 2017 for further information related to these plans.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column A)

	A	B	C
Equity compensation plans approved by security holders (2)	7,061,820	$4.13	3,032,558	(1)
Equity compensation plans not approved by security holders	—	—	—
Total	7,061,820	$4.13	3,032,558

(1)
As of December 31, 2016, the Company had 1,643,112 shares remaining available for future issuance under our 2006 Employee Stock Option Plan, 1,274,259 shares remaining available for future issuance under our 2008 Employee Stock Purchase Plan and 115,187 shares (including 95,884 Deferred Stock Units issued to directors) remaining available for future issuance under our 2009 Non-Employee Director Stock Grant Plan.
(2)
As of May 3, 2017, the Company had a total of 6,267,473 shares to be issued upon exercise of outstanding options and 2,437,459 shares remaining available for future issuance under our 2006 Employee Stock Option Plan, 1,253,526 shares remaining available for future issuance under our 2008 Employee Stock Purchase Plan and 115,187 shares (including 95,884 Deferred Stock Units issued to directors) remaining available for future issuance under our 2009 Non-Employee Director Stock Grant Plan, for an aggregate of 3,806,172 shares.

Certain Relationships and Related Transactions, and Director Independence.

Transactions with Related Persons

For the year ended December 31, 2016, there were no transactions, or series of similar transactions, to which the Company was or is to be a party in which the amount exceeded $120,000, and in which any of our directors or executive officers, any holders of more than 5% of our common stock or any members of any such person's immediate family, had or will have a direct or indirect material interest, other than compensation described in "Executive Compensation" and "Director Compensation."

It is the policy and practice of our Board to review and assess information concerning transactions involving related persons. Related persons include our directors and executive officers and their immediate family members. If the determination is made that a related person has a material interest in a transaction involving us, then the disinterested members of the Board would review and, if appropriate, approve or ratify it, and we would disclose the transaction in accordance with SEC rules and regulations. If the related person is a member of the Board, or a family member of a director, then that director would not participate in any determination involving the transaction at issue.

Our Code of Ethics and Business Conduct prohibits all employees, including our executive officers, from benefitting personally from any transactions with us other than approved compensation benefits.

PRINCIPAL ACCOUNTING FEES AND SERVICES

EisnerAmper LLP ("EisnerAmper") served as the Company's independent registered public accounting firm for the fiscal years ended December 31, 2016 and 2015. The fees and expenses for services rendered in the past two fiscal years are set forth in the table below. The Audit Committee pre-approved all of these services.

Type of Fees	2016	2015

Audit Fees (1)	$1,237,000	$1,368,000
Audit — Related Fees (2)	120,700	108,200
Tax Fees (3)	89,494	—
All Other Fees	—	—

Total Fees	$1,447,194	$1,476,200

(1)
Audit fees consist of fees billed for services for the audit of our financial statements and review of our financial statements included in our quarterly reports on Form 10-Q and services provided in connection with other statutory or regulatory filings. During 2015 audit fees also included amounts billed for services for the audit of our amended 10-K's for the years ended December 31, 2012, 2013 and 2014 and amended 10Qs for the periods ended March 31, 2015 and June 30, 2015, and other services related to SEC matters
(2)
Audit-Related consist of assurance and related services rendered by EisnerAmper that are reasonably related to the performance of the audit or the review of our financial statements that are not included as audit fees. These services include employee benefit plan audits, consultation on accounting matters in foreign jurisdictions, due diligence related to mergers and acquisitions, consultation on financial accounting and reporting.
(3)
Tax fees consist of fees for professional service for tax advice and tax planning related to the Company's international operations.

Change of Independent Public Accountants

On April 19, 2017, the Company dismissed EisnerAmper as its independent registered public accounting firm. The decision to change independent registered public accounting firms was approved by the Audit Committee of the Company's Board of Directors. Such dismissal became effective upon completion by EisnerAmper of its review of the unaudited quarterly financial statements of Hill

International, Inc. for the fiscal quarter ended March 31, 2017 and the filing of the related Form 10-Q on May 10, 2017.

Also on April 19, 2017, after reviewing proposals from several accounting firms, including EisnerAmper, the Audit Committee of the Board of Directors of the Company selected KPMG LLP ("KPMG") to be appointed following the filing of the Form 10-Q related to the fiscal quarter ended March 31, 2017 to serve as the Company's independent registered public accounting firm for the fiscal year ended December 31, 2017. During the two fiscal years ended December 31, 2016, and the subsequent interim period through March 31, 2017, the Company did not consult with KPMG regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

The audit reports of EisnerAmper on the consolidated financial statements of Hill International, Inc. as of and for the years ended December 31, 2016 and 2015, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The audit reports of EisnerAmper LLP on the effectiveness of internal control over financial reporting for the Company as of December 31, 2016 and 2015 did conclude that internal controls over financial reporting were not effective due to identified material weaknesses.

During the two fiscal years ended December 31, 2016, and the subsequent interim period through March 31, 2017, there were no: (1) disagreements with EisnerAmper on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K), except that EisnerAmper advised the Company it agreed with the Company that certain deficiencies in the Company's internal control over financial reporting discussed with the Company during EisnerAmper's audits of the Company's consolidated financial statements for the years ended December 31, 2016 and 2015 constituted material weaknesses.

As disclosed in the Company's annual report on Form 10-K for the year ended December 31, 2016, management identified certain deficiencies that rose to the level of a material weakness related to (i) the estimation of the potential loss on the Company's accounts receivable, (ii) not maintaining effective procedures in the areas of the accounting closing process, accounting estimates and non-routine transactions, and (iii) not having a control in place to identify non-compliance with or the misapplication of local employment related tax laws (collectively, the "Material Weaknesses").

As a result of these Material Weaknesses, management concluded that, as of December 31, 2016, the Company's internal control over financial reporting was not effective.

The Audit Committee of the Company's Board of Directors discussed the Material Weaknesses with EisnerAmper. The Company has authorized EisnerAmper to respond fully to the inquiries from KPMG concerning the Material Weaknesses. There are no limitations placed on EisnerAmper or KPMG concerning the inquiry of any matter related to the Company's financial reporting.

The Company's management, with oversight from the Audit Committee of the Company's Board of Directors, is actively engaged in remediation efforts to address the Material Weaknesses. Management has taken and will take a number of actions to remediate the Material Weaknesses as are described in the Company's annual report on Form 10-K for the year ended December 31, 2016 which description is incorporated by reference herein.

When fully implemented and operational, which we expect will occur prior to the end of 2017, the Company's management believes the Company's measures will remediate the Material Weaknesses identified and strengthen its internal control over financial reporting. The Company is committed to continuing to improve its internal control processes, and will continue to diligently and vigorously review its financial reporting controls and procedures. As the Company's management continues to evaluate and work to improve its internal control over financial reporting, the Company's management may determine to take additional measures to address the Material Weaknesses or determine to modify, or in appropriate circumstances not to complete, certain of the remediation measures described in the Company's annual report on Form 10-K for the year ended December 31, 2016.

Pre-Approval Policy of Audit Services and Permitted Non-Audit Services of Independent Auditors

The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services and are pre-approved in one of two methods. Under the first method, the engagement to render the services would be entered into pursuant to pre-approval policies and procedures established by the Audit Committee, provided (i) the policies and procedures are detailed as to the services to be performed, (ii) the Audit Committee is informed of each service, and (iii) such policies and procedures do not include delegation of the Audit Committee's responsibilities under the Exchange Act to the Company's management. Under the second method, the engagement to render the services would be presented to and pre-approved by the Audit Committee (subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act that are approved by the Audit Committee prior to the completion of the audit). The Chairman of the Audit Committee will have the authority to grant pre-approvals of audit and permissible non-audit services by the independent auditors, provided that all pre-approvals by the Chairman must be presented to the full Audit Committee at its next scheduled meeting. The Company will provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent registered public accounting firm and to any consultants, experts or advisors engaged by the Audit Committee.

AUDIT COMMITTEE REPORT

The Audit Committee oversees the Company's financial reporting process on behalf of, and reports to, the Board. The Audit Committee has oversight of: (a) the integrity of the Company's financial statements; (b) the Company's compliance with legal and regulatory requirements; (c) the qualifications and independence of the Company's registered independent public accounting firm; (d) the Company's systems of internal controls established for finance, accounting, legal compliance and ethics; (e) the performance of the Company's registered independent public accounting firm; and (f) the integrity of the financial reports and other financial information prepared by the Company for submission to any governmental or regulatory body or the public. A more complete description of the duties and responsibilities of the Audit Committee is set forth in the Audit Committee's charter, which has been adopted by the Board. A copy of the Audit Committee Charter can be found in the Company's website at www.hillintl.com, in the "Investors" section.

Management of the Company has the primary responsibility for the financial reporting process (including establishing and maintaining adequate internal financial controls), for preparing the consolidated financial statements in accordance with U. S. generally accepted accounting principles, and for the report on the Company's internal control over financial reporting. EisnerAmper, the Company's independent registered public accounting firm for 2016, is responsible for auditing those financial statements and expressing an opinion as to their conformity with U.S. generally accepted accounting principles and on the effectiveness of the Company's internal control over financial reporting.

The Audit Committee has reviewed and discussed with management and EisnerAmper the audited financial statements for the year ended December 31, 2016 and EisnerAmper's evaluation of the Company's internal control over financial reporting. The Audit Committee has discussed with EisnerAmper the matters that are required to be discussed by Statement on Auditing Standards No. 61, Communication with the Audit Committees, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board ("PCAOB") in Rule 3200T. EisnerAmper has provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent accountant's communications with the Audit Committee concerning independence, and the Audit Committee has discussed with EisnerAmper that firm's independence. The Audit Committee has reviewed and approved the compatibility of EisnerAmper providing both audit and non-audit services to the Company and its affiliates with EisnerAmper's independence. The Audit Committee has also reviewed and approved, among other things, the amount of fees paid to EisnerAmper for audit and non-audit services.

Based on the review and discussions referred to above, the Audit Committee recommended to the Company's Board of Directors that the audited financial statements for the year ended December 31, 2016 be included in the Company's Annual Report on Form 10-K for 2016 for filing with the Securities and Exchange Commission. This report is provided by the following independent directors, who comprise the Audit Committee:

Brian W. Clymer (Chairman)
Paul J. Evans (prior member)
Alan S. Fellheimer

Other Matters

The Board is not aware of any matters other than those set forth in this proxy statement that will be presented for action at the annual meeting. However, if any other matter should properly come before the meeting, the persons authorized by the accompanying proxy will vote and act with respect thereto, in what according to their judgment is in the interests of Hill and its stockholders.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who beneficially own more than 10% of our common stock to file initial reports of ownership and changes in ownership with the SEC. To the Company's knowledge based on a review of copies of such reports furnished to Hill and on written representations made by such persons, all of the Company's directors, executive officers and beneficial owners of more than 10% of our common stock have complied with all Section 16(a) filing requirements with respect to 2016 except that, due to administrative oversights, required Form 4 reports were not filed on a timely basis on behalf of the following persons: Steven R. Curts (1 transaction), Craig L. Martin (1 transaction), Mohammed Al Rais (1 transaction) and Irvin E. Richter (1 transaction).

Annual Report

In addition to the proxy statement and proxy card, a copy of the Company's 2016 Annual Report, which includes the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2016, and which is not part of the proxy soliciting material, is enclosed. The 2016 Annual Report is being furnished to our stockholders without the exhibits to the Form 10-K. The Company will provide a copy of the exhibits to any stockholder upon request. Stockholders may under some circumstances be responsible for the Company's reasonable expenses in furnishing such exhibits.

Stockholders who directly hold their shares of Hill and who previously have elected not to receive an annual report for a specific account may request Hill to promptly mail the 2016 Annual Report to that account by writing to William H. Dengler, Jr., Corporate Secretary, at the Company's principal executive office: One Commerce Square, 2005 Market Street, 17th Floor, Philadelphia, PA 19103; or by calling Hill's investor relations consultant, The Equity Group, Inc., at (212) 836-9600.

Delivery of Documents to Stockholders Sharing an Address

If you are the beneficial owner, but not the record holder, of shares of Hill common stock, your broker, bank or other nominee may only deliver one copy of this proxy statement and the 2016 Annual Report to multiple shareowners who share an address, unless that nominee has received contrary instructions from one or more of the stockholders. Hill will deliver promptly, upon written or oral request, a separate copy of this proxy statement and the 2016 Annual Report to a stockholder at a shared address to which a single copy of the documents was delivered. A stockholder who wishes to receive a separate copy of the proxy statement and annual report, now or in the future, should submit this request in writing to William H. Dengler, Jr., Corporate Secretary, at the Company's principal executive office: One Commerce Square, 2005 Market Street, 17th Floor, Philadelphia, PA 19103; or by calling Hill's Investor Relations consultant, The Equity Group, Inc., at (212) 836-9600.

 ANNEX A

HILL INTERNATIONAL, INC.

2017 EQUITY COMPENSATION PLAN

1.           PURPOSE

The purpose of the Hill International, Inc. 2017 Equity Compensation Plan (the "Plan") is to enable Hill International, Inc. (the "Company") to attract, retain, motivate and provide additional incentive to certain directors, officers, employees, consultants and advisors, whose contributions are essential to the growth and success of the Company, by enabling them to participate in the long-term growth of the Company through stock ownership and equity-based incentives. Awards under the Plan may be made in the form of Options (including Stock Appreciation Rights), Restricted Stock, Deferred Stock Units, Restricted Stock Units, Dividend Equivalent Rights and other forms of equity based Awards as contemplated herein.

2.           DEFINITIONS

As used in the Plan:

(a)         "Award" except where referring to a particular category of grant under the Plan, shall include Options, Restricted Stock, RSUs, DSUs, Dividend Equivalent Rights and other equity-based Awards as contemplated herein.

(b)         "Award Agreement" means a written agreement in a form approved by the Board, as provided in Section 4. An Award Agreement may be, without limitation, an employment or other similar agreement containing provisions governing grants hereunder, if approved by the Board for use under the Plan.

(c)          "Board" means the Board of Directors of the Company.

(d)         "Cause" means the termination of a Participant's employment, consulting or advisory relationship with the Company or the termination of a Participant's membership on the Board because of the occurrence of any of the following events:

        (i)  the Participant materially breaches any of his obligations as an employee or director of the Company;

       (ii)  the Participant conducts his duties with respect to the Company in a manner that is improper or negligent; or

      (iii)  the Participant fails to perform his obligations faithfully as provided in any employment agreement executed between the Company and the Participant, engages in habitual drunkenness, drug abuse, or commits a felony, fraud or willful misconduct which has resulted, or is likely to result, in material damage to the Company, or as the Board in its sole discretion may determine.

(e)         "Change in Control" shall mean the occurrence of any of the following events:

        (i)  Any one person, or more than one person acting as a group, acquires ownership of stock of the Company that, together with stock held by such person or group, constitutes more than fifty percent

(50%) of the total fair market value or total voting power of the stock of the Company, excluding the acquisition of additional stock by a person or more than one person acting as a group who is considered to own more than fifty percent (50%) of the total fair market value or total voting power of the stock of the Company;

       (ii)  A majority of Board members are replaced during a two-year period by directors whose election is not endorsed by a majority of the Board members prior to the election; or

      (iii)  The consummation of a merger, reorganization, consolidation or similar transaction of the Company, with any other corporation, other than a merger, reorganization, consolidation or similar transaction which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company, or such surviving entity or its parent outstanding immediately after such merger, reorganization, consolidation or similar transaction; or

      (iv)  A dissolution or liquidation of the Company.

The definition of Change in Control under this Plan will be construed consistent with the definition of "Change in Control" as defined in Section 409A of Code, and the applicable Treasury Regulations, as amended from time to time.

(f)          "Code" means the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

(g)         "Committee" means the Compensation Committee of the Board (or any successor committee of the Board) or such other committee that is responsible for making recommendations to the Board (or for exercising authority delegated to it by the Board pursuant to Section 4 of the Plan, if any) with respect to the grant and terms of Awards under the Plan; provided, however, that (i) with respect to Awards to any employees who are officers of the Company or members of the Board for purposes of Section 16 of the Exchange Act, Committee means all of the members of the Compensation Committee who are "non-employee directors" within the meaning of Rule 16b-3 adopted under the Exchange Act, or any successor rule, (ii) with respect to Awards to any employees who are officers of the Company or members of the Board for purposes of Section 16 and who are intended to satisfy the requirements for "performance based compensation" within the meaning of Section 162(m)(4)(C) of the Code, the regulations promulgated thereunder, and any successors thereto, Committee means all of the members of the Compensation Committee who are "outside directors" within the meaning of Section 162(m) of the Code, and (iii) with respect to all Awards, the Committee shall be comprised of "independent" directors.

(h)         "Common Stock" means the common stock, $0.0001 par value per share, of the Company.

(i)          "Company" means Hill International, Inc., a Delaware corporation, and any present or future parent or subsidiary corporations (as defined in Section 424 of the Code) or any successor to such corporations.

(j)          "Deferred Stock Unit" or "DSU" means a deferred award of Shares that are subject to restrictions hereunder.

(k)         "Director" means a member of the Board.

(l)          "Disability" means permanent and total disability as defined in Section 22(e)(3) of the Code.

(m)        "Dividend Equivalent Right" means a right awarded under Section 11 to receive (or have credited) the equivalent value of dividends paid on Common Stock.

(n)         "Eligible Person" means (i) an employee, Non-Employee Director, officer, advisor, consultant or other personnel of the Company or other person expected to provide services (of a type expressly approved by the Board as covered services for these purposes) to the Company or (ii) joint venture affiliates of the Company or other entities designated in the discretion of the Board, or officers, directors, employees, members, or managers of the foregoing. In the case of grants directly or indirectly to employees of entities described in clause (ii) of the foregoing sentence, the Board may make arrangements with such entities as it may consider appropriate in its discretion, in light of tax and other considerations.

(o)         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

(p)         "Fair Market Value", with respect to Common Stock, shall be determined as follows:

        (i)  If the Common Stock is at the time listed on any stock exchange or the Nasdaq National Market or the Nasdaq SmallCap Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the stock exchange or the Nasdaq Market determined by the Board to be the primary market for the Common Stock, as such price is officially reported on such exchange or market. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

       (ii)  If the Common Stock is at the time traded on the Over-The-Counter Bulletin Board ("OTCBB"), then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is quoted on the OTCBB or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

      (iii)  If the Common Stock is not listed or traded on any stock exchange or Nasdaq System or the OTCBB, the Fair Market Value shall be determined by the Board in good faith and in the manner established by the Board from time to time using a reasonable valuation method.

(q)         "Grantee" means an Eligible Person granted Restricted Stock, RSUs, DSUs, Dividend Equivalent Rights, SARs or such other equity-based Awards (other than an Option) as may be granted.

(r)          "Incentive Stock Option" means an option to purchase shares of Common Stock awarded to a Participant under the Plan which is designated as such or is otherwise intended to meet the requirements of Section 422 of the Code or any successor provision.

(s)          "Non-Employee Director" means a member of the Board who is not an employee of the Company.

(t)          "Non-Qualified Stock Option" means an option to purchase shares of Common Stock granted to a Participant under the Plan which is designated as such or is otherwise not intended to be an Incentive Stock Option.

(u)         "Option" means an Incentive Stock Option or a Non-Qualified Stock Option.

(v)          "Optionee" means an Eligible Person to whom an Option is granted, or the Successors of the Optionee, as the context so requires.

(w)         "Option Price" means the price per Share, determined by the Board or the Committee, at which an Option may be exercised.

(x)          "Participant" means an eligible person selected by the Board to receive an Award under the Plan.

(y)          "Performance Goals" means the factors selected by the Board and specified in an Award Agreement, from among the following objective measures, either individually, alternatively or in any combination, applied to the Company as a whole or any business unit or subsidiary, either individually, alternatively, or in any combination, and measured, to the extent applicable on an absolute basis or relative to a pre-established target, to determine whether the Performance Goals established by the Board with respect to applicable Awards have been satisfied. Performance Goals may include (but are not limited to) one or more of the following: (i) earnings per Share, (ii) revenues, (iii) cash flow, (iv) cash flow from operations, (v) total stockholder return, (vi) the Company's stock price, (vii) return on assets, (viii) return on investment, (ix) return on capital, (x) return on equity, (xi) economic value added, (xii) profit (which may include gross, net or operating), (xiii) margin (which may include gross, contribution or net), (xiv) earnings (which may include earnings before interest, taxes, depreciation and amortization, earnings before interest and taxes, earnings before taxes, and net earnings), (xv) earnings per Share, (xvi) measures of earnings or profit as a percentage of revenue, (xvii) contract awards or backlog, (xviii) overhead or other expense reduction, (xix) market share, (xx) change in the Fair Market Value of the Shares, (xxi) individual confidential business objectives, (xxii) strategic plan development and implementation, (xxiii) attainment of objective operating goals and employee metrics, (xxiv) any other metric that is capable of measurement by the Committee, and (xxv) any of the above goals determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor's 500 Stock Index or a group of comparable companies. Performance Goals may differ for Awards granted to any one Participant or to different Participants.

(z)          "Plan" means the Hill International, Inc. 2017 Equity Compensation Plan.

(aa)       "Restricted Stock" means an award of Shares that are subject to restrictions hereunder.

(bb)       "Restricted Stock Unit" or "RSU" means a right, pursuant to the Plan, of the Grantee to payment of the RSU Value.

(cc)        "Retirement" means termination of employment in accordance with the retirement provisions of any retirement plan maintained by the Company.

(dd)       "RSU Value," per RSU, means the Fair Market Value of a Share or, if so provided by the Board, such Fair Market Value to the extent in excess of a base value established by the Board at the time of grant.

(ee)       "Securities Act" means the Securities Act of 1933, as amended.

(ff)         "Settlement Date" means the date determined under Section 9.4(c).

(gg)       "Shares" means shares of Common Stock of the Company.

(hh)       "Stock Appreciation Right" or "SAR" means a stock appreciation right with respect to a share of Common Stock.

(ii)         "Successor of the Optionee" means the legal representative of the estate of a deceased Optionee or the person or persons who shall acquire the right to exercise an Option by bequest or inheritance or by reason of the death of the Optionee.

(jj)         "Termination of Service" means a Participant's termination of employment or other service (as a Director, consultant or otherwise), as applicable, with the Company. For purposes of the Plan, the following events shall not be deemed a Termination of Service of a Participant: (i) a transfer to the employment of the Company from a subsidiary or from the Company to a subsidiary, or from one subsidiary to another, or (ii) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Participant's right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Board or the Company otherwise so provides in writing. For purposes of the Plan, employees of a subsidiary of the Company shall be deemed to have terminated their employment on the date on which such subsidiary ceases to be a subsidiary of the Company.

3.           EFFECTIVE DATE AND TERMINATION OF PLAN

The effective date of the Plan is June 27, 2017, the date of the approval of the Plan by the stockholders of the Company. The Plan shall terminate on, and no Award shall be granted hereunder on or after, the 10-year anniversary of the effective date; provided, however, that the Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that no amendment shall be granted without shareholder approval if such approval is necessary to comply with any applicable tax laws or regulatory requirement. Notwithstanding the foregoing, a termination of the Plan that occurs after an Award is made shall not materially impair the rights of a Participant unless the Participant consents. The termination of the Plan shall not impair the power and authority of the Board with respect to an outstanding Award.

4.           ADMINISTRATION OF PLAN

(a)         The Plan shall be administered by the Board. Among other things, the Board shall have authority, subject to the terms of the Plan including, without limitation, the provisions governing participation in the Plan, to grant Awards, to determine the individuals to whom and the time or times at which Awards may be granted and to determine the terms and conditions of any Award granted hereunder. Subject to paragraph (d) of this Section 4, the Board may solicit the recommendations of the Committee with respect to any of the foregoing, but shall not be bound to follow any such recommendations.

(b)         Subject to the provisions of this Plan, the Board shall have authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it shall from time to time consider advisable, to interpret the provisions of the Plan and any Award and to decide all disputes arising in connection with the Plan. The Board's decision and interpretations shall be final and binding. Any action of the Board with respect to the administration of the Plan shall be taken pursuant to a majority vote or by the unanimous written consent of its members.

(c)          The Board may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. The Board shall keep minutes of its actions under the Plan.

(d)         The Board shall have the authority to delegate all or any portion of the authority granted to it (consistent with applicable law) under this Section 4 or elsewhere under the Plan to the Committee. If such authority is so delegated by Board, the Committee shall have such rights and authority to make determinations and administer the Plan as are specified in the delegation of authority. To the extent that the Board delegates its authority as provided by this Section 4(d), all references in the Plan to the Board's authority to grant Awards and make determinations with respect thereto shall be deemed to include the Committee

(e)         The Award Agreement shall contain such other terms, provisions and conditions not inconsistent herewith as shall be determined by the Board. In the event that any Award Agreement or other agreement hereunder provides (without regard to this sentence) for the obligation of the Company to purchase or repurchase Shares from a Participant or any other person, then, notwithstanding the provisions of the Award Agreement or such other agreement, such obligation shall not apply to the extent that the purchase or repurchase would not be permitted under applicable law. The Participant shall take whatever additional actions and execute whatever additional documents the Board may in its reasonable judgment deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on the Participant pursuant to the express provisions of the Plan and the Award Agreement.

5.           ELIGIBILITY

All officers, employees, consultants and advisors of the Company who are from time to time responsible for the management, growth and protection of the business of the Company, and all directors of the Company, shall be eligible to participate in the Plan. The Participants under the Plan shall be selected from time to time by the Board, in its sole discretion, from among those eligible, and the Board shall determine in its sole discretion the numbers of shares to be covered by the Award or Awards granted to each Participant. Options intended to qualify as Incentive Stock Options shall be granted only to key employees while actually employed by the Company. Non-Employee Directors, consultants and advisors shall not be entitled to receive Incentive Stock Options under the Plan.

6.           SHARES AND UNITS SUBJECT TO THE PLAN

6.1         In General.

    (a)         Subject to adjustments as provided in Section 18, the total number of Shares subject to Awards granted under the Plan (including securities convertible into or exchangeable for Shares), in the aggregate, may not exceed 5,135,943 Shares, each of which may be issued as Incentive Stock Options. The maximum number of Shares that may underlie Options granted in any calendar year to any Eligible Person other than any Non-Employee Director, shall not exceed 2,500,000 Shares. The maximum number of Shares that may underlie Awards, other than Options, granted in any calendar year to any Eligible Person other than any Non-Employee Director, shall not exceed 1,000,000 Shares. Awards granted to a Non-Employee Director in any calendar year shall not exceed a value of Three Hundred Thousand Dollars ($300,000) as calculated on the date an Award is granted. Shares of Common Stock issued under the Plan may consist in whole or in part of authorized and unissued shares, shares purchased in the open market or otherwise, treasury shares, or any combination thereof, as the Board may from time to time determine.

    (b)         Any Shares that have been granted as Restricted Stock or that have been reserved for distribution in payment for Options, RSUs, DSUs or other equity-based Awards but are later forfeited or for any other reason are not payable under the Plan shall again be available for grant under the Plan. For purposes of clarification, (i) any Shares that are tendered as payment or withheld to cover taxes due on an Award shall not again be available for grant under the Plan, (ii) any Shares that are repurchased by the Company using Option exercise proceeds shall not again be available for grant under the Plan and (iii) stock-settled SARs shall be counted against the share reserve set forth in Section 6.1(a) above on a gross basis, regardless of the number of Shares issued to settle the Award.

    (c)          Shares subject to Dividend Equivalent Rights, other than Dividend Equivalent Rights based directly on the dividends payable with respect to Shares subject to Options or the dividends payable on a number of Shares corresponding to the number of RSUs or DSUs awarded, shall be subject to the limitation of Section 6.1(a). Notwithstanding Section 6.1(a), except in the case of Awards intended to qualify for relief from the limitations of Section 162(m) of the Code, there shall be no limit on the number of RSUs or Dividend Equivalent Rights to the extent they are paid out in cash that may be granted under the Plan. If any RSUs, Dividend Equivalent Rights or other equity-based Awards under Section 13 are paid out in cash, then, notwithstanding the first sentence of Section 6.1(a) above (but subject to the second sentence thereof) the underlying Shares may again be made the subject of Awards under the Plan. Notwithstanding the foregoing or any provision of this Plan, no dividends or Dividend Equivalent Rights shall be paid on unvested Awards under the Plan. Subject to the terms of an individual Award Agreement and in the discretion of the Board, dividends or Dividend Equivalent Rights may be accrued during the applicable vesting period and become payable upon the vesting of the Award.

    (d)         The certificates for Shares issued hereunder may include any legend which the Board deems appropriate to reflect any rights of first refusal or restrictions on transfer hereunder or under the Award Agreement, or as the Board may otherwise deem appropriate.

    (e)         In the event that the Board determines, in its sole discretion, that any stock dividend, extraordinary cash dividend, creation of a class of equity securities, recapitalization, reclassification, reorganization, merger, consolidation, stock split, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below Fair Market Value, or other similar transaction affects the Common Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be granted under the Plan to Participants, the Board shall have the right to adjust equitably any or all of (i) the number of shares of Common Stock in respect of which Awards may be granted under the Plan to Participants, (ii) the number and kind of shares subject to outstanding Awards held by Participants, and (iii) the exercise price with respect to any Awards held by Participants, and if considered appropriate, the Board may make provision for a cash payment with respect to any outstanding Awards held by a Participant, provided that the number of shares subject to any Award shall always be a whole number.

    (f)          Awards granted under the Plan shall be subject to a one-year minimum vesting requirement. Notwithstanding the foregoing, and subject to adjustments as provided in Section 18, Awards which are not subject to the one-year minimum vesting requirement set forth in this Section 6(f) may be granted to an individual as an inducement to be hired as an employee of the Company, provided that the total number of Shares available to be granted or underlying such Awards pursuant to this sentence shall be less than 256,797 Shares. Except as otherwise permitted in the Plan, the requirements of this Section 6(f) may not be overridden by Board discretion or in an individual Grantee's or Optionee's Award Agreement.

7.           PROVISIONS APPLICABLE TO OPTIONS

7.1         Grant of Option.

Subject to the other terms of the Plan, the Board may, in its discretion as reflected by the terms of the applicable Award Agreement: (i) determine and designate from time to time those Eligible Persons to whom Options are to be granted and the number of Shares to be optioned to each Eligible Person; (ii) determine whether to grant Options intended to be Incentive Stock Options, or to grant Non-Qualified Stock Options, or both; provided that Incentive Stock Options may only be granted to key employees of the Company; (iii) determine the time or times when and the manner and condition in which each Option shall be exercisable and the duration of the exercise period; (iv) designate each Option as one intended to be an Incentive Stock Option or as a Non-Qualified Stock Option; and (v) determine or impose other conditions to the grant or exercise of Options under the Plan as it may deem appropriate. Notwithstanding anything to the contrary in this Plan, to the extent that any Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option.

7.2         Option Price.

The Option Price shall be determined by the Board on the date the Option is granted and reflected in the Award Agreement, as the same may be amended from time to time. Any particular Award Agreement may provide for different Option Prices for specified amounts of Shares subject to the Option; provided that the Option Price shall not be less than 100% of the Fair Market Value of a Share on the day the Option is granted.

7.3         Period of Option and Vesting.

    (a)         Unless earlier expired, forfeited or otherwise terminated, each Option shall expire in its entirety upon the tenth (10th) anniversary of the date of grant or shall have such other term as is set forth in the applicable Award Agreement. The Option shall also expire, be forfeited and terminate at such times and in such circumstances as otherwise provided hereunder or under the Award Agreement.

    (b)         Each Option, to the extent that the Optionee has not had a Termination of Service and the Option has not otherwise lapsed, expired, terminated or been forfeited, shall first become exercisable according to the terms and conditions set forth in the Award Agreement, as determined by the Board at the time of grant. Unless otherwise provided in the Plan or the Award Agreement, no Option (or portion thereof) shall ever be exercisable if the Optionee has a Termination of Service before the time at which such Option (or portion thereof) would otherwise have become exercisable, and any Option that would otherwise become exercisable after such Termination of Service shall not become exercisable and shall be forfeited upon such termination. Notwithstanding the foregoing provisions of this Section 7.3(b), Options exercisable pursuant to the schedule set forth by the Board at the time of the grant may be fully or more rapidly exercisable or otherwise vested in the discretion of the Board upon the occurrence of a Change in Control or an individual Optionee's death or Disability, provided that vesting will not be automatically accelerated upon the sole occurrence of a Change in Control (without a Termination of Service following thereafter). Upon and after the death of an Optionee, such Optionee's Options, if and to the extent otherwise exercisable hereunder or under the applicable Award Agreement after the Optionee's death, may be exercised by the Successors of the Optionee. Subject to the provisions of an Optionee's Award Agreement, as determined in the discretion of the Board, in the event of a Change in Control (and subject to the requirement that a Termination of Service follows thereafter), an Optionee's Options shall be fully vested and exercisable.

7.4         Exercisability Upon and After Termination of Optionee.

    (a)         Subject to provisions of the Award Agreement, if an Optionee has a Termination of Service other than by the Company for Cause (including by reason of Retirement), or other than by reason of death or Disability, then no exercise of an Option may occur after the expiration of the three-month period to follow the termination, or if earlier, the expiration of the term of the Option as provided under Section 7.3(a); provided that, if the Optionee should die after the Termination of Service, but while the Option is still in effect, the Option (if and to the extent otherwise exercisable by the Optionee at the time of death) may be exercised until the earlier of (i) twelve (12) months from the date of the Termination of Service of the Optionee, or (ii) the date on which the term of the Option expires in accordance with Section 7.3(a).

    (b)         Subject to provisions of the Award Agreement, in the event the Optionee has a Termination of Service on account of death or Disability, the Option (whether or not otherwise exercisable) may be exercised until the earlier of (i) twelve (12) months from the date of the Termination of Service of the Optionee, or (ii) the date on which the term of the Option expires in accordance with Section 7.3.

    (c)          Notwithstanding any other provision hereof, unless otherwise provided in the Award Agreement, if the Optionee has a Termination of Service for Cause, the Optionee's Options, to the extent then unexercised, shall thereupon cease to be exercisable and shall be forfeited forthwith.

7.5         Exercise of Options.

    (a)         Subject to vesting, restrictions on exercisability and other restrictions provided for hereunder or otherwise imposed in accordance herewith, an Option may be exercised, and payment in full of the aggregate Option Price made, by an Optionee only by written notice (in the form prescribed by the Board) to the Company or its designee specifying the number of Shares to be purchased.

    (b)         Without limiting the scope of the Board's discretion hereunder, the Board may impose such other restrictions on the exercise of Options (whether or not in the nature of the foregoing restrictions) as it may deem necessary or appropriate.

7.6         Payment.

    (a)         The Board shall determine whether Options are settled in whole or in part in cash, Common Stock, other securities of the Company, or other property, and may, in its discretion, permit "cashless exercises" pursuant to such procedures as may be established by the Board.

    (b)         No shares shall be delivered pursuant to any exercise of an Option until payment in full of the option price therefor is received by the Company. Such payment may be made in whole or in part in cash or by certified or bank check or, to the extent permitted by the Board at or after the grant of the Option, by delivery of shares of Common Stock owned by the Participant valued at their Fair Market Value on the date of delivery, or such other lawful consideration as the Board may in its sole discretion determine.

    (c)          The Board may impose limitations and prohibitions on the exercise of Options as it deems appropriate, including, without limitation, any limitation or prohibition designed to avoid accounting consequences which may result from the use of Common Stock as payment upon exercise of an Option.

    (d)         The Board may provide that no Option may be exercised with respect to any fractional Share. Any fractional Shares resulting from an Optionee's exercise that is accepted by the Company shall in the discretion of the Board be paid in cash.

7.7         Exercise by Successors.

An Option may be exercised, and payment in full of the aggregate Option Price made, by the Successors of the Optionee only by written notice (in the form prescribed by the Board) to the Company specifying the number of Shares to be purchased. Such notice shall state that the aggregate Option Price will be paid in full, or that the Option will be exercised as otherwise provided hereunder, in the discretion of the Company or the Board, if and as applicable.

7.8         Nontransferability of Option.

Each Option granted under the Plan shall be nontransferable by the Optionee except by will or the laws of descent and distribution of the state wherein the Optionee is domiciled at the time of his death; provided, however, that the Board may (but need not) permit other transfers, where the Board concludes that such transferability (i) does not result in accelerated U.S. federal income taxation, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be described in Section 422(b) of the Code, (iii) complies with applicable law, including securities laws, and (iv) is otherwise appropriate and desirable. In no event may an Option be transferred by an Optionee for consideration without the prior approval of the Company's stockholders.

7.9         Certain Incentive Stock Option Provisions.

    (a)         In no event may an Incentive Stock Option be granted other than to employees of the Company or a "subsidiary corporation" or a "parent corporation," as each is defined in Section 424(f) of the Code, with respect to the Company. The aggregate Fair Market Value, determined as of the date an Option is granted, of the Common Stock for which any Optionee may be awarded Incentive Stock Options which are first exercisable by the Optionee during any calendar year under the Plan (or any other stock option plan required to be taken into account under Section 422(d) of the Code) shall not exceed $100,000. To the extent the $100,000 limit referred to in the preceding sentence is exceeded, an Option will be treated as a Non-Qualified Stock Option.

    (b)         If Shares acquired upon exercise of an Incentive Stock Option are disposed of in a disqualifying disposition within the meaning of Section 422 of the Code by an Optionee prior to the expiration of either two years from the date of grant of such Option or one year from the transfer of Shares to the Optionee pursuant to the exercise of such Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Optionee shall notify the Company in writing as soon as practicable thereafter of the date and terms of such disposition and, if the Company thereupon has a tax-withholding obligation, shall pay to the Company an amount equal to any withholding tax the Company is required to pay as a result of the disqualifying disposition.

    (c)          The Option Price with respect to each Incentive Stock Option shall not be less than 100%, or 110% in the case of an individual described in Section 422(b)(6) of the Code (relating to certain 10% owners), of the Fair Market Value of a Share on the day the Option is granted. Also, in the case of such an individual who is granted an Incentive Stock Option, the term of such Option shall be no more than five years from the date of grant.

8.           PROVISIONS APPLICABLE TO RESTRICTED STOCK

8.1         Grant of Restricted Stock.

    (a)         In connection with the grant of Restricted Stock, whether or not Performance Goals (as provided for under Section 14) apply thereto, the Board shall establish one or more vesting periods with respect to the shares of Restricted Stock granted, the length of which shall be determined in the discretion of the Board. Subject to the provisions of this Section 8, the applicable Award Agreement and the other provisions of the Plan, restrictions on Restricted Stock shall lapse if the Grantee satisfies all applicable employment or other service requirements through the end of the applicable vesting period.

    (b)         Subject to the other terms of the Plan, the Board may, in its discretion as reflected by the terms of the applicable Award Agreement: (i) authorize the granting of Restricted Stock to Eligible Persons; (ii) provide a specified purchase price for the Restricted Stock (whether or not the payment of a purchase price is required by any state law applicable to the Company); (iii) determine the restrictions applicable to Restricted Stock (with the accelerated lapsing of such restrictions limited to the occurrence of a Change in Control or an individual Grantee's death or Disability, provided that vesting will not be automatically accelerated upon the sole occurrence of a Change in Control (without a Termination of Service following thereafter)) and (iv) determine or impose other conditions, including any applicable Performance Goals, to the grant of Restricted Stock under the Plan as it may deem appropriate.

8.2         Certificates/Book Entry.

    (a)         Unless otherwise provided by the Board, a "book entry" (by computerized or manual entry) shall be made in the records of the Company (or, if applicable, the Company's transfer agent) to evidence an award of Shares of Restricted Stock.

    (b)         If the Shares of Restricted Stock are not evidenced in "book entry" form in accordance with Section 8.2(a), each Grantee of Restricted Stock shall be issued a stock certificate in respect of Shares of Restricted Stock awarded under the Plan. Each such certificate shall be registered in the name of the Grantee. Without limiting the generality of Section 6.1(c), the certificates for Shares of Restricted Stock issued hereunder may include any legend which the Board deems appropriate to reflect any restrictions on transfer hereunder or under the Award Agreement, or as the Board may otherwise deem appropriate, and, without limiting the generality of the foregoing, shall bear a legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

        THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) OF THE HILL INTERNATIONAL, INC. 2017 EQUITY COMPENSATION PLAN AND AN AWARD AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER AND HILL INTERNATIONAL, INC. COPIES OF SUCH PLAN AND AWARD AGREEMENT ARE ON FILE IN THE OFFICES OF HILL INTERNATIONAL, INC.

    (c)          The Board shall require that any stock certificates evidencing such Shares be held in custody by the Company or its designee until the restrictions hereunder shall have lapsed, and that, as a condition of any Award of Restricted Stock, the Board may require that the Grantee deliver to the Company or its designee a stock power, endorsed in blank, relating to the stock covered by such Award. If and when such restrictions so lapse, the stock certificates shall be delivered by the Company to the Grantee or his or her designee as provided in Section 8.3 (and if applicable, the stock power shall cease to be of effect).

8.3         Restrictions and Conditions.

Unless otherwise provided by the Board, the Shares of Restricted Stock awarded pursuant to the Plan shall be subject to the following restrictions and conditions:

    (a)         Subject to the provisions of the Plan and the Award Agreements, during a period commencing with the date of such Award and ending on the date the period of forfeiture with respect to such Shares lapses, the Grantee shall not be permitted voluntarily or involuntarily to sell, transfer, pledge, anticipate, alienate, encumber or assign Shares of Restricted Stock awarded under the Plan (or have such Shares attached or garnished). Subject to the provisions of the Award Agreements and clause (c) below, the period of forfeiture with respect to Shares granted hereunder shall lapse as provided in the applicable Award Agreement. Notwithstanding the foregoing, unless otherwise expressly provided by the Board, the period of forfeiture with respect to such Shares shall only lapse as to whole Shares.

    (b)         Except as provided in the foregoing clause (a), below in this clause (b) or as otherwise provided in the applicable Award Agreement, the Grantee shall have, in respect of the Shares of Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the Shares and the right to receive any cash dividends as and when such dividends are declared and paid by the Company (or as soon as practicable thereafter); provided, however, that cash dividends on such Shares shall, unless otherwise provided by the Board, be held by the Company (unsegregated as a part of its general assets) until the period of forfeiture lapses (and forfeited if the underlying Shares are forfeited), and paid over to the Grantee (without interest) as soon as practicable after such period lapses (if not forfeited). Certificates for Shares (not subject to restrictions) shall be delivered to the Grantee or his or her designee promptly after, and only after, the period of forfeiture shall lapse without forfeiture in respect of such Shares of Restricted Stock.

    (c)          Except as otherwise provided in the applicable Award Agreement, and subject to clause (iv) below, if the Grantee has a Termination of Service by the Company for Cause, or by the Grantee for any reason during the applicable period of forfeiture, then (i) all Shares still subject to restriction shall thereupon, and with no further action, be forfeited by the Grantee, and (ii) the Company shall pay to the Grantee as soon as practicable (and in no event more than 30 days) after such termination an amount, equal to the lesser of (A) the amount paid by the Grantee for such forfeited Restricted Stock as contemplated by Section 8.1, and (B) the Fair Market Value on the date of termination of the forfeited Restricted Stock.

    (d)         Subject to the provisions of the Award Agreement, in the event the Grantee has a Termination of Service on account of death or Disability, or the Grantee has a Termination of Service by the Company for any reason other than Cause (including by reason of Retirement), or in the event of a Change in Control (subject to the requirement that a Termination of Service follows thereafter), during the applicable period of forfeiture, then restrictions under the Plan will immediately lapse on all Restricted Stock granted to the applicable Grantee.

9.           PROVISIONS APPLICABLE TO RESTRICTED STOCK UNITS

9.1         Grant of RSUs.

Subject to the other terms of the Plan, the Board may, in its discretion as reflected by the terms of the applicable Award Agreement: (a) authorize the granting of RSUs to Eligible Persons and (b) determine or impose other conditions to the grant of RSUs under the Plan as it may deem appropriate.

9.2         Term.

The Board may provide in an Award Agreement that any particular RSU shall expire at the end of a specified term.

9.3         Vesting.

RSUs shall vest as provided in the applicable Award Agreement; provided that such applicable Award Agreement shall limit the ability of the Board to accelerate vesting to the occurrence of a Change in Control (and subject to the requirement that a Termination of Service follows thereafter) or an individual Grantee's death or Disability.

9.4         Settlement of RSUs.

    (a)         Each vested and outstanding RSU shall be settled by the transfer to the Grantee of one Share; provided that, the Board at the time of grant (or, in the appropriate case, as determined by the Board, thereafter) may provide that, after consideration of possible accounting issues, an RSU may be settled (i) in cash at the applicable RSU Value, (ii) in cash or by transfer of Shares as elected by the Grantee in accordance with procedures established by the Board or (iii) in cash or by transfer of Shares as elected by the Company.

    (b)         Payment (whether of cash or Shares) in respect of RSUs shall be made in a single sum by the Company; provided that, with respect to RSUs of a Grantee which have a common Settlement Date, the Board may permit the Grantee to elect in accordance with procedures established by the Board (taking into account, without limitation, Section 409A of the Code, as the Board may deem appropriate) to receive installment payments over a period not to exceed 10 years, rather than a single-sum payment.

    (c)          Unless otherwise provided in the applicable Award Agreement, the "Settlement Date" with respect to an RSU is the first day of the month to follow the date on which the RSU vests; provided that a Grantee may elect, in accordance with procedures to be established by the Board, that such Settlement Date will be deferred as elected by the Grantee to the first day of the month to follow the Grantee's Termination of Service, or such other time as may be permitted by the Board. Unless otherwise determined by the Board, elections under this Section 9.4(c) must, except as may otherwise be permitted under the rules applicable under Section 409A of the Code, (A) be effective at least one year after they are made, or, in the case of payments to commence at a specific time, be made at least one year before the first scheduled payment and (B) defer the commencement of distributions (and each affected distribution) for at least five years.

                (i)  Notwithstanding any other provision of this Section 9.4(c), the Board may provide that distributions of RSUs can be elected at any time in those cases in which the RSU Value is determined by reference to Fair Market Value to the extent in excess of a base value, rather than by reference to unreduced Fair Market Value.

               (ii)  Notwithstanding the foregoing, and unless otherwise provided in the applicable Award Agreement, the Settlement Date, if not earlier pursuant to this Section 9.4(c), is the date of the Grantee's death.

    (d)         Notwithstanding the other provisions of this Section 9, and unless otherwise provided in the applicable Award Agreement, in the event of a Change in Control occurs and a Termination of Service follows thereafter, the Settlement Date shall be the date of such Termination of Service and all amounts due with respect to RSUs to a Grantee hereunder shall be paid as soon as practicable (but in no event more than 30 days) after such Termination of Service, unless such Grantee elects otherwise in accordance with procedures established by the Board.

9.5         Other RSUs Provisions.

    (a)         Rights to payments with respect to RSUs granted under the Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, garnishment, levy, execution, or other legal or equitable process, either voluntary or involuntary; and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, attach or garnish, or levy or execute on any right to payments or other benefits payable hereunder, shall be void.

    (b)         A Grantee may designate in writing, on forms to be prescribed by the Board, a beneficiary or beneficiaries to receive any payments payable after his or her death and may amend or revoke such designation at any time. If no beneficiary designation is in effect at the time of a Grantee's death, payments hereunder (if any) shall be made to the Grantee's estate. If a Grantee with a vested RSU dies, such RSU shall be settled and the RSU Value in respect of such RSUs paid, and any payments deferred pursuant to an election under Section 9.4(c) shall be accelerated and paid, as soon as practicable (but no later than 60 days) after the date of death to such Grantee's beneficiary or estate, as applicable.

    (c)          The Board may establish a program under which distributions with respect to RSUs may be deferred for periods in addition to those otherwise contemplated by foregoing provisions of this Section 9. Such program may include, without limitation, provisions for the crediting of earnings and losses on unpaid amounts, and, if permitted by the Board, provisions under which Participants may select from among hypothetical investment alternatives for such deferred amounts in accordance with procedures established by the Board.

    (d)         Notwithstanding any other provision of this Section 9, any fractional RSU will be paid out in cash at the RSU Value as of the Settlement Date.

    (e)         No RSU shall be construed to give any Grantee any rights with respect to Shares or any ownership interest in the Company. Except as may be provided in accordance with Section 11, no provision of the Plan shall be interpreted to confer upon any Grantee any voting, dividend or derivative or other similar rights with respect to any RSU.

10.         PROVISIONS APPLICABLE TO DEFERRED STOCK UNITS

10.1       Grant of DSUs.

Subject to the other terms of the Plan, the Board may, in its discretion as reflected by the terms of the applicable Award Agreement: (a) authorize the granting of DSUs to Eligible Persons and (b) determine or impose other conditions to the grant of DSUs under the Plan as it may deem appropriate.

10.2       Term.

The Board may provide in an Award Agreement that any particular DSU shall expire at the end of a specified term.

10.3       Vesting.

DSUs shall vest as provided in the applicable Award Agreement; provided that such applicable Award Agreement shall limit the ability of the Board to accelerate vesting to the occurrence of a Change in Control (and subject to the requirement that a Termination of Service follows thereafter) or an individual Grantee's death or Disability.

10.4       Settlement of DSUs.

    (a)         Each vested and outstanding DSU shall be settled by the transfer to the Grantee of one Share.

    (b)         Payment in respect of DSUs shall be made in a single sum by the Company; provided that, with respect to DSUs of a Grantee which have a common Settlement Date, the Board may permit the Grantee to elect in accordance with procedures established by the Board (taking into account, without limitation, Section 409A of the Code, as the Board may deem appropriate) to receive installment payments over a period not to exceed 10 years, rather than a single-sum payment.

    (c)          Unless otherwise provided in the applicable Award Agreement, the "Settlement Date" with respect to a DSU is the first day of the month to follow the Grantee's Termination of Service; provided that a Grantee may elect, in accordance with procedures to be established by the Board, that such Settlement Date will be deferred as elected by the Grantee to such later time as may be permitted by the Board. Unless otherwise determined by the Board, elections under this Section 10.4(c) must, except as may otherwise be permitted under the rules applicable under Section 409A of the Code, (A) be effective at least one year after they are made, or, in the case of payments to commence at a specific time, be made at least one year before the first scheduled payment and (B) defer the commencement of distributions (and each affected distribution) for at least five years. Notwithstanding the foregoing, and unless otherwise provided in the applicable Award Agreement, the Settlement Date, if not earlier pursuant to this Section 10.4(c), is the date of the Grantee's death.

    (d)         Notwithstanding the other provisions of this Section 10, and unless otherwise provided in the applicable Award Agreement, in the event of a Change in Control occurs and a Termination of Service follows thereafter, the Settlement Date shall be the date of such Termination of Service and all amounts due with respect to DSUs to a Grantee hereunder shall be paid as soon as practicable (but in no event more than 30 days) after such Termination of Service, unless such Grantee elects otherwise in accordance with procedures established by the Board.

10.5       Other DSUs Provisions.

    (a)         Rights to payments with respect to DSUs granted under the Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, garnishment, levy, execution, or other legal or equitable process, either voluntary or involuntary; and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, attach or garnish, or levy or execute on any right to payments or other benefits payable hereunder, shall be void.

    (b)         A Grantee may designate in writing, on forms to be prescribed by the Board, a beneficiary or beneficiaries to receive any payments payable after his or her death and may amend or revoke such designation at any time. If no beneficiary designation is in effect at the time of a Grantee's death, payments hereunder (if any) shall be made to the Grantee's estate. If a Grantee with a vested DSU dies, such DSU shall be settled and paid, and any payments deferred pursuant to an election under Section 10.4(c) shall be accelerated and paid, as soon as practicable (but no later than 60 days) after the date of death to such Grantee's beneficiary or estate, as applicable.

    (c)          The Board may establish a program under which distributions with respect to DSUs may be deferred for periods in addition to those otherwise contemplated by foregoing provisions of this Section 10.

    (d)         No DSU shall be construed to give any Grantee any rights with respect to Shares or any ownership interest in the Company. Except as may be provided in accordance with Section 11, no provision of the Plan shall be interpreted to confer upon any Grantee any voting, dividend or derivative or other similar rights with respect to any DSU.

11.         PROVISIONS APPLICABLE TO DIVIDEND EQUIVALENT RIGHTS

11.1       Grant of Dividend Equivalent Rights.

Subject to the other terms of the Plan, the Board may, in its discretion as reflected by the terms of the Award Agreements, authorize the granting of Dividend Equivalent Rights to Eligible Persons based on the regular cash dividends declared on Common Stock, to be credited as of the dividend payment dates, during the period between the date an Award is granted, and the date such Award is exercised, vests or expires, as determined by the Board. Such Dividend Equivalent Rights shall be converted to cash or additional Shares by such formula and at such time and subject to such limitation as may be determined by the Board. With respect to Dividend Equivalent Rights granted with respect to Options intended to be qualified performance-based compensation for purposes of Section 162(m) of the Code, such Dividend Equivalent Rights shall be payable regardless of whether such Option is exercised. If a Dividend Equivalent Right is granted in respect of another Award hereunder, then, unless otherwise stated in the Award Agreement, in no event shall the Dividend Equivalent Right be in effect for a period beyond the time during which the applicable portion of the underlying Award is in effect.

11.2       Certain Terms.

    (a)         The term of a Dividend Equivalent Right shall be set by the Board in its discretion.

    (b)         Unless otherwise determined by the Board, except as contemplated by Section 11.4, a Dividend Equivalent Right is exercisable or payable only while the Participant is an Eligible Person.

    (c)          Payment of the amount determined in accordance with Section 11.1 shall be in cash, in Common Stock or a combination of the two, as determined by the Board.

    (d)         The Board may impose such employment-related conditions on the grant of a Dividend Equivalent Right as it deems appropriate in its discretion.

11.3       Other Types of Dividend Equivalent Rights.

The Board may establish a program under which Dividend Equivalent Rights of a type whether or not described in the foregoing provisions of this Section 11 may be granted to Participants. For example, and without limitation, the Board may grant a dividend equivalent right in respect of each Share subject to an Option or with respect to an RSU, which right would consist of the right (subject to Section 11.4) to receive a cash payment in an amount equal to the dividend distributions paid on a Share from time to time.

11.4       Deferral.

The Board may establish a program (taking into account, without limitation, the possible application of Section 409A of the Code, as the Board may deem appropriate) under which Participants (i) will have RSUs credited, subject to the terms of Sections 9.4 and 9.5 as though directly applicable with respect thereto, upon the granting of Dividend Equivalent Rights, or (ii) will have payments with respect to Dividend Equivalent Rights deferred. In the case of the foregoing clause (ii), such program may include, without limitation, provisions for the crediting of earnings and losses on unpaid amounts, and, if permitted by the Board, provisions under which Participants may select from among hypothetical investment alternatives for such deferred amounts in accordance with procedures established by the Board.

12.         STOCK APPRECIATION RIGHTS

12.1       General Requirements.

The Board may grant SARs to Eligible Persons separately or in tandem with any Option (for all or a portion of the applicable Option). Tandem SARs may be granted either at the time the Option is granted or at any time thereafter while the Option remains outstanding; provided, however, that, in the case of an Incentive Stock Option, SARs may be granted only at the time of the Grant of the Incentive Stock Option. The Board shall establish the base amount of the SAR at the time the SAR is granted. The base amount of each SAR shall be equal to the per share Exercise Price of the related Option or, if there is no related Option, an amount equal to or greater than the Fair Market Value of a share of Common Stock as of the date of Grant of the SAR.

12.2       Tandem SARs.

In the case of tandem SARs, the number of SARs granted to a Grantee that shall be exercisable during a specified period shall not exceed the number of shares of Common Stock that the Grantee may purchase upon the exercise of the related Option during such period. Upon the exercise of an Option, the SARs relating to the Common Stock covered by such exercise shall terminate. Upon the exercise of SARs, the related Option shall terminate to the extent of an equal number of shares of Common Stock.

12.3       Exercisability.

A SAR shall be exercisable during the period specified by the Board in the Award Agreement and shall be subject to such vesting and other restrictions as may be specified in the Award Agreement. The Board may accelerate the exercisability of any or all outstanding SARs solely upon the occurrence of a Change in Control or an individual Grantee's death or Disability, provided that exercisability will not be automatically accelerated upon the sole occurrence of a Change in Control (without a Termination of Service following thereafter). SARs may only be exercised while the Grantee is employed by, or providing service to, the Company or during the applicable period after termination of employment or service as described in Section 7.4 above. A tandem SAR shall be exercisable only during the period when the Option to which it is related is also exercisable.

12.4       Value of SARs.

When a Grantee exercises SARs, the Grantee shall receive in settlement of such SARs an amount equal to the value of the stock appreciation for the number of SARs exercised. The stock appreciation for an SAR is the amount by which the Fair Market Value of the underlying Common Stock on the date of exercise of the SAR exceeds the base amount of the SAR as described in Section 12.1.

12.5       Form of Payment.

The appreciation in an SAR shall be paid in shares of Common Stock, cash or any combination of the foregoing, as the Board shall determine. For purposes of calculating the number of shares of Common Stock to be received, shares of Common Stock shall be valued at their Fair Market Value on the date of exercise of the SAR.

13.         OTHER EQUITY-BASED AWARDS

The Board shall have the right to grant other Awards based upon the Common Stock having such terms and conditions as the Board may determine, including, without limitation, the grant of Shares based upon certain conditions, the grant of securities convertible into Common Stock, and the grant of phantom stock to a Grantee.

14.         PERFORMANCE GOALS

The Board may, in its discretion, including in the case of Awards intended to qualify for an exception from the limitation imposed by Section 162(m) of the Code, (i) establish one or more Performance Goals as a precondition to the issuance or vesting of Awards, and (ii) provide, in connection with the establishment of the Performance Goals, for predetermined Awards to those Participants (who continue to meet all applicable eligibility requirements) with respect to whom the applicable Performance Goals are satisfied. The Performance Goals shall be established in a timely fashion such that they are considered preestablished for purposes of the rules governing performance-based compensation under Section 162(m) of the Code. Prior to the award or vesting, as applicable, of affected Awards hereunder, the Board shall have certified that any applicable Performance Goals, and other material terms of the Award, have been satisfied. Performance Goals which do not satisfy the foregoing provisions of this Section 14 may be established by the Board with respect to Awards not intended to qualify for an exception from the limitations imposed by Section 162(m) of the Code. Notwithstanding anything to the contrary in this Plan, in the event of a Change in Control, the Board may determine to vest performance-based Awards granted under the Plan in an amount no greater than the pro-rata portion of such Award (as based on the number of days elapsed from the first date of the performance period through the date of such Change in Control over the total number of days in the performance period).

15.         REPRICING AND BUYOUT OF OPTIONS/SARs

Without prior stockholder approval, the Board may not (a) reprice Options or SARs or (b) pay cash or issue new Options or SARs in exchange for the surrender and cancellation of any, or all, of a Participant's outstanding Options or SARs.

16.         TAX WITHHOLDING

16.1       In General.

The Company shall be entitled to withhold from any payments or deemed payments any amount of tax withholding determined by the Board to be required by law. Without limiting the generality of the foregoing, the Board may, in its discretion, require the Participant to pay to the Company at such time as the Board determines the amount that the Board deems necessary to satisfy the Company's obligation to withhold federal, state or local income or other taxes incurred by reason of (a) the exercise of any Option, (b) the lapsing of any restrictions applicable to any Restricted Stock, (c) the receipt of a distribution in respect of RSUs, DSUs or Dividend Equivalent Rights or (d) any other applicable income-recognition event (for example, an election under Section 83(b) of the Code).

16.2       Share Withholding.

    (a)         Upon exercise of an Option, the Optionee may, if approved by the Company in its discretion, make a written election to have Shares then issued withheld by the Company from the Shares otherwise to be received, or to deliver previously owned Shares, in order to satisfy the liability for such withholding taxes. In the event that the Optionee makes, and the Company permits, such an election, the number of Shares so withheld or delivered shall have an aggregate Fair Market Value on the date of exercise sufficient to satisfy the applicable withholding taxes. Where the exercise of an Option does not give rise to an obligation by the Company to withhold federal, state or local income or other taxes on the date of exercise, but may give rise to such an obligation in the future, the Company may, in its discretion, make such arrangements and impose such requirements as it deems necessary or appropriate.

    (b)         Upon lapsing of restrictions on Restricted Stock (or other income-recognition event), the Grantee may, if approved by the Company in its discretion, make a written election to have Shares withheld by the Company from the Shares otherwise to be released from restriction, or to deliver previously owned Shares (not subject to restrictions hereunder), in order to satisfy the liability for such withholding taxes. In the event that the Grantee makes, and the Company permits, such an election, the number of Shares so withheld or delivered shall have an aggregate Fair Market Value on the date of exercise sufficient to satisfy the applicable withholding taxes.

    (c)          Upon the making of a distribution in respect of RSUs, DSUs, SARs or Dividend Equivalent Rights, the Grantee may, if approved by the Company in its discretion, make a written election to have amounts (which may include Shares) withheld by the Company from the distribution otherwise to be made, or to deliver previously owned Shares (not subject to restrictions hereunder), in order to satisfy the liability for such withholding taxes. In the event that the Grantee makes, and the Company permits, such an election, any Shares so withheld or delivered shall have an aggregate Fair Market Value on the date of exercise sufficient to satisfy the applicable withholding taxes.

16.3       Withholding Required.

Notwithstanding anything contained in the Plan or the Award Agreement to the contrary, the Participant's satisfaction of any tax-withholding requirements imposed by the Board shall be a condition precedent to the Company's obligation as may otherwise be provided hereunder to provide Shares to the Participant and to the release of any restrictions as may otherwise be provided hereunder, as applicable; and the applicable Option, Restricted Stock, RSUs, DSUs, SARs or Dividend Equivalent Rights shall be forfeited upon the failure of the Participant to satisfy such requirements with respect to, as applicable, (a) the exercise of the Option or a SAR, (b) the lapsing of restrictions on the Restricted Stock (or other income-recognition event) or (c) distributions in respect of any RSU, DSU or Dividend Equivalent Right.

17.         REGULATIONS AND APPROVALS

(a)         The obligation of the Company to issue Shares with respect to an Award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Board.

(b)         The Board may make such changes to the Plan as may be necessary or appropriate to comply with the rules and regulations of any government authority or to obtain tax benefits applicable to an Award.

(c)          Each grant of Options, Restricted Stock, RSU, DSUs, SARs or Dividend Equivalent Rights (or issuance of Shares in respect of those Awards), or other Award under Section 13 (or issuance of Shares in respect thereof), is subject to the requirement that, if at any time the Board determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance of Options, Shares of Restricted Stock, RSUs, DSUs, SARs, Dividend Equivalent Rights, other Awards or other Shares, no payment shall be made, or RSUs, DSUs, SARs or Shares issued, or grant of Restricted Stock or other Award made, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions in a manner acceptable to the Board.

(d)         In the event that the disposition of stock acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act, and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required under the Securities Act, and the Board may require any individual receiving Shares pursuant to the Plan, as a condition precedent to receipt of such Shares, to represent to the Company in writing that such Shares are acquired for investment only and not with a view to distribution and that such Shares will be disposed of only if registered for sale under the Securities Act or if there is an available exemption for such disposition.

(e)         Notwithstanding any other provision of the Plan, the Company shall not be required to take or permit any action under the Plan or any Award Agreement which, in the good-faith determination of the Company, would result in a material risk of a violation by the Company of Section 13(k) of the Exchange Act.

18.         INTERPRETATION AND AMENDMENTS; OTHER RULES

The Board may make such rules and regulations and establish such procedures for the administration of the Plan as it deems appropriate. Without limiting the generality of the foregoing, the Board may (a) determine the extent, if any, to which Options, RSUs, DSUs, SARs or Shares (whether or not Shares of Restricted Stock) or Dividend Equivalent Rights shall be forfeited (whether or not such forfeiture is expressly contemplated hereunder); (b) interpret the Plan and the Award Agreements hereunder, with such interpretations to be conclusive and binding on all persons and otherwise accorded the maximum deference permitted by law; and (c) take any other actions and make any other determinations or decisions that it deems necessary or appropriate in connection with the Plan or the administration or interpretation thereof. In the event of any dispute or disagreement as to the interpretation of the Plan or of any rule, regulation or procedure, or as to any question, right or obligation arising from or related to the Plan, the decision of the Board shall be final and binding upon all persons. Unless otherwise expressly provided hereunder, the Board, with respect to any grant, may exercise its discretion hereunder at the time of the Award or thereafter. The Board may amend the Plan as it shall deem advisable, except that no amendment may adversely affect a Participant with respect to an Award previously granted without such Participant's written consent unless such amendments are required in order to comply with applicable laws; provided, however, that the Plan may not be amended without stockholder approval in any case in which amendment in the absence of stockholder approval would cause the Plan to fail to comply with any applicable legal requirement or applicable exchange or similar rule.

19.         CHANGES IN CAPITAL STRUCTURE

(a)         If (i) the Company shall at any time be involved in a merger, consolidation, dissolution, liquidation, reorganization, exchange of shares, sale of all or substantially all of the assets or stock of the Company or a transaction similar thereto, (ii) any stock dividend, stock split, reverse stock split, stock combination, reclassification, recapitalization or other similar change in the capital structure of the Company, or any distribution to holders of Common Stock other than cash dividends, shall occur or (iii) any other event shall occur which in the judgment of the Board necessitates action by way of adjusting the terms of the outstanding Awards, then:

        (i)  the maximum aggregate number and kind of Shares which may be made subject to Options and Dividend Equivalent Rights under the Plan, the maximum aggregate number and kind of Shares of Restricted Stock that may be granted under the Plan, the maximum aggregate number of RSUs, DSUs and other Awards which may be granted under the Plan may be appropriately adjusted by the Board in its discretion; and

       (ii)  the Board may take any such action as in its discretion shall be necessary to maintain each Participants' rights hereunder (including under their Award Agreements) so that they are substantially proportionate to the rights existing prior to such event, including, without limitation, adjustments in (A) the number of Options, RSUs, DSUs, SARs and Dividend Equivalent Rights (and other Awards under Section 13) granted, (B) the number and kind of shares or other property to be distributed in respect of Options, RSUs, DSUs, SARs and Dividend Equivalent Rights (and other Awards under Section 13 as applicable), (C) the Option Price, the base amount of a SAR and RSU Value, and (D) performance-based criteria established in connection with Awards (to the extent consistent with Section 162(m) of the Code, as applicable).

To the extent that such action shall include an increase or decrease in the number of Shares (or units of other property then available) subject to all outstanding Awards, the number of Shares (or units) available under Section 6 shall be increased or decreased, as the case may be, proportionately, as may be determined by the Board in its discretion.

(b)         Any Shares or other securities distributed to a Grantee with respect to Restricted Stock or otherwise issued in substitution of Restricted Stock shall be subject to the restrictions and requirements imposed by Section 8, including depositing the certificates therefor with the Company together with a stock power, if applicable, and bearing a legend as provided in Sections 8.2(b) and 8.2(c).

(c)          If the Company shall be consolidated or merged with another corporation or other entity, each Grantee who has received Restricted Stock that is then subject to restrictions imposed by Section 8.3 may be required to deposit with the successor corporation the certificates, if any, for the stock or securities, or the other property, that the Grantee is entitled to receive by reason of ownership of Restricted Stock in a manner consistent with Section 8.2(c), and such stock, securities or other property shall become subject to the restrictions and requirements imposed by Section 8.3, and the certificates therefor or other evidence thereof shall bear a legend similar in form and substance to the legend set forth in Section 8.2(c).

(d)         The judgment of the Board with respect to any matter referred to in this Section 18 shall be conclusive and binding upon each Participant without the need for any amendment to the Plan.

20.         MISCELLANEOUS

20.1       No Rights to Employment or Other Service.

Nothing in the Plan or in any grant made pursuant to the Plan shall confer on any individual any right to continue in the employ or other service of the Company or interfere in any way with the right of the Company and their stockholders, members, directors or officers to terminate the individual's employment or other service at any time.

20.2       Right of First Refusal; Right of Repurchase.

At the time of grant, the Board may provide in connection with any grant made under the Plan that Shares received hereunder shall be subject to a right of first refusal pursuant to which the Company shall be entitled to purchase such Shares in the event of a prospective sale of the Shares, subject to such terms and conditions as the Board may specify at the time of grant or (if permitted by the Award Agreement) thereafter, and to a right of repurchase, pursuant to which the Company shall be entitled to purchase such Shares at a price determined by, or under a formula set by, the Board at the time of grant or (if permitted by the Award Agreement) thereafter.

20.3       No Fiduciary Relationship.

Nothing contained in the Plan (including without limitation Sections 9.5(c) and 11.4), and no action taken pursuant to the provisions of the Plan, shall create or shall be construed to create a trust of any kind, or a fiduciary relationship between the Company or its officers or the Board, on the one hand, and the Participant or any other person, on the other hand.

20.4       Section 409A.

This Plan is intended to comply and shall be administered in a manner that is intended to comply with the requirement of Section 409A of the Code (including the Treasury Department guidance and regulations issued thereunder), and shall be construed and interpreted in accordance with such intent. If the Board determines that an Award, Award document, payment, transaction or any other action or arrangement contemplated by the provisions of this Plan would, if undertaken, cause a Participant to become subject to any additional taxes or other penalties under Section 409A of the Code, then unless the Board specifically provides otherwise, such Award, Award document, payment, transaction or other Award documents will be deemed modified or, if necessary, suspended in order to comply with the requirements of Section 409A of the Code to the extent determined appropriate by the Board, in each case without the consent of the Participant.

20.5       Claims Procedures.

    (a)         To the extent that the Plan is determined by the Board to be subject to the Employee Retirement Income Security Act of 1974, as amended, the Grantee, or his beneficiary hereunder or authorized representative, may file a claim for payments with respect to RSUs and/or DSUs under the Plan by written communication to the Board or its designee. A claim is not considered filed until such communication is actually received. Within 90 days (or, if special circumstances require an extension of time for processing, 180 days, in which case notice of such special circumstances should be provided within the initial 90-day period) after the filing of the claim, the Board will either:

                (i)  approve the claim and take appropriate steps for satisfaction of the claim; or

               (ii)  if the claim is wholly or partially denied, advise the claimant of such denial by furnishing to him a written notice of such denial setting forth (A) the specific reason or reasons for the denial; (B) specific reference to pertinent provisions of the Plan on which the denial is based and, if the denial is based in whole or in part on any rule of construction or interpretation adopted by the Board, a reference to such rule, a copy of which shall be provided to the claimant; (C) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of the reasons why such material or information is necessary; and (D) a reference to this Section 20.5 as the provision setting forth the claims procedure under the Plan.

    (b)         The claimant may request a review of any denial of such claim by written application to the Board within 60 days after receipt of the notice of denial of such claim. Within 60 days (or, if special circumstances require an extension of time for processing, 120 days, in which case notice of such special circumstances should be provided within the initial 60-day period) after receipt of written application for review, the Board will provide the claimant with its decision in writing, including, if the claimant's claim is not approved, specific reasons for the decision and specific references to the Plan provisions on which the decision is based.

20.6       No Fund Created.

Any and all payments hereunder to any Grantee shall be made from the general funds of the Company, no special or separate fund shall be established or other segregation of assets made to assure such payments, and the RSUs (including for purposes of this Section 20.6 any accounts established to facilitate the implementation of Section 9.4(c)), DSUs (including for purposes of this Section 20.6 any accounts established to facilitate the implementation of Section 10.4(c)) and any other similar devices issued hereunder to account for Plan obligations do not constitute Common Stock and shall not be treated as (or as giving rise to) property or as a trust fund of any kind; provided, however, that the Company may establish a mere bookkeeping reserve to meet its obligations hereunder or a trust or other funding vehicle that would not cause the Plan to be deemed to be funded for tax purposes or for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended. The obligations of the Company under the Plan are unsecured and constitute a mere promise by the Company to make benefit payments in the future and, to the extent that any person acquires a right to receive payments under the Plan from the Company, such right shall be no greater than the right of a general unsecured creditor of the Company. Without limiting the foregoing, RSUs, DSUs and any other similar devices issued hereunder to account for Plan obligations are solely a device for the measurement and determination of the amounts to be paid to a Grantee under the Plan, and each Grantee's right in the RSUs, DSUs and any such other devices is limited to the right to receive payment, if any, as may herein be provided.

20.7       Notices.

All notices under the Plan shall be in writing, and if to the Company, shall be delivered to the Board or mailed to its principal office, addressed to the attention of the Board; and if to the Participant, shall be delivered personally, sent by facsimile transmission or mailed to the Participant at the address appearing in the records of the Company. Such addresses may be changed at any time by written notice to the other party given in accordance with this Section 20.7.

20.8       Exculpation and Indemnification.

The Company shall indemnify and hold harmless the members of the Board and the members of the Board from and against any and all liabilities, costs and expenses incurred by such persons as a result of any act or omission to act in connection with the performance of such person's duties, responsibilities and obligations under the Plan, to the maximum extent permitted by law, other than such liabilities, costs and expenses as may result from the gross negligence, bad faith, willful misconduct or criminal acts of such persons.

20.9       Captions.

The use of captions in this Plan is for convenience. The captions are not intended to provide substantive rights.

20.10     Governing Law.

To the extent that State laws shall not have been preempted by any laws of the United States, the Plan shall be construed, regulated, interpreted and administered according to the other laws of the State of Delaware.

 ANNEX A

i

ii

PROXY CARD

HILL INTERNATIONAL, INC.

PROXY FOR 2017 ANNUAL MEETING OF STOCKHOLDERS

JUNE 27, 2017

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Hill International, Inc. hereby appoints Paul J. Evans and William H. Dengler, Jr. and each of them, with full power of substitution, as proxies to vote the shares of stock which the undersigned could vote if personally present at the 2017 Annual Meeting of Stockholders of Hill International, Inc. to be held on June 27, 2017, at 11:00 a.m. Eastern Time, at Two Commerce Square, 2001 Market St., 2nd Floor, Philadelphia, PA 19103, and at any adjournment or postponement thereof, as hereinafter specified and, in their discretion, upon such other matters as may properly come before the meeting.  The undersigned hereby revokes all proxies previously given.  If the undersigned holds any of the shares of common stock in a fiduciary, custodial or joint capacity or capacities, this proxy is signed by the undersigned in every such capacity as well as individually.

When properly executed, this proxy will be voted in the manner directed herein.  On matters for which you do not specify a choice, the shares will be voted in accordance with the recommendation of the Board of Directors.  If no direction is made, this proxy will be voted “FOR” each of the nominees listed in Proposal 1, “FOR” Proposal 2, “FOR” Proposal 3 and “FOR” Proposal 4.

(Continued and to be signed on the reverse side)

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, Proxy Statement, Proxy Card and Annual Report

are available at:  www.hillintl.com in the “Investors” section.

ANNUAL MEETING OF STOCKHOLDERS OF

HILL INTERNATIONAL, INC.

JUNE 27, 2017

Please complete, sign, date and mail your proxy card in the

envelope provided as soon as possible

Please detach along perforated line and mail in the envelope provided.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK

YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” EACH OF THE NOMINEES LISTED IN PROPOSAL 1, “FOR” PROPOSAL 2, “FOR” PROPOSAL 3 AND “FOR” PROPOSAL 4.
					FOR	AGAINST	ABSTAIN
1. To elect the following persons to the Board of Directors of the Company for the term described in the Proxy Statement:				3. Advisory vote to approve the Company’s named executive officer compensation	☐	☐	☐

	FOR	AGAINST	WITHHOLD
Alan S. Fellheimer Steven R. Curts	☐ ☐	☐ ☐	☐ ☐	4.Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2017	☐	☐	☐

2. Approve the Company’s 2017 Equity Compensation Plan	FOR ☐	AGAINST ☐	ABSTAIN ☐

The undersigned acknowledges receipt from Hill International, Inc. prior to the execution of this Proxy of a Notice of 2017 Annual Meeting and a Proxy Statement dated May 17, 2017.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED WILL BE VOTED “FOR” EACH OF THE NOMINEES LISTED IN PROPOSAL 1, “FOR” PROPOSAL 2, “FOR” PROPOSAL 3 AND “FOR” PROPOSAL 4.  IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

To change the address on your account, please check the box below and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.                         ☐

Mark here if you plan to attend the annual meeting ☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.